                            THE GLENMEDE FUND, INC.
                  One South Street, Baltimore, Maryland 21202
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                                (800) 442-8299
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          Prospectus--January 1, 1998 (as revised September 10, 1998)

INVESTMENT OBJECTIVES

The Glenmede Fund, Inc., a Maryland corporation ("Glenmede Fund"), is an open-end management investment company. The Glenmede Fund consists of ten series of shares, each of which has different investment objectives and policies. The securities offered hereby are shares of the Tax Managed Equity Portfolio, International Portfolio and Large Cap Value Portfolio and Advisor Shares (collectively with the other securities offered hereby, "shares") of the Small Capitalization Equity Portfolio (each Portfolio is a diversified portfolio and is referenced herein as a "Portfolio") of the Glenmede Fund.

Tax Managed Equity Portfolio. The objective of the Tax Managed Equity Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal. The Tax Managed Equity Portfolio seeks to achieve its objective by investing, under normal market conditions, primarily in common stocks. The Tax Managed Equity Portfolio also seeks to minimize the impact of taxes on shareholders' returns. However, the Tax Managed Equity Portfolio is not a tax-exempt fund, and it expects to distribute taxable dividends and capital gains to shareholders from time to time. The net asset value of this Portfolio will fluctuate.

International Portfolio. The objective of the International Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal. The International Portfolio seeks to achieve its objective by investing, under normal market conditions, primarily in common stocks and other equity securities of companies located outside the United States. The net asset value of this Portfolio will fluctuate.

Small Capitalization Equity Portfolio. The objective of the Small Capitalization Equity Portfolio is to provide long-term appreciation consistent with reasonable risk to principal. The Small Capitalization Equity Portfolio seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of the value of its total assets in equity securities of companies with market capitalizations, at the time of purchase, that are below the maximum capitalization permitted for a stock in the Russell 2000 Index.

Large Cap Value Portfolio. The objective of the Large Cap Value Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal. The Large Cap Value Portfolio seeks to achieve its objective by investing primarily in common stocks using The Glenmede Trust Company's (the "Advisor") proprietary equity computer model as an investment guide. The net asset value of this Portfolio will fluctuate. The Large Cap Value Portfolio seeks to achieve its objective by investing, under normal market conditions, at least 65% of the value of its total assets in equity securities of companies with market capitalizations, at the time of purchase, of greater than $5 billion.

     Total return consists of income (dividend and/or interest income from portfolio securities) and capital gains and losses, both realized and unrealized, from portfolio securities.

     Shares of the Portfolios are subject to investment risks, including the possible loss of principal, are not bank deposits and are not endorsed by, insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, The Glenmede Corporation or any of its affiliates or any other governmental agency or bank.
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ABOUT THIS PROSPECTUS

     This Prospectus, which should be retained for future reference, sets forth certain information that you should know before you invest. A Statement of Additional Information ("SAI") containing additional information about Glenmede Fund has been filed with the Securities and Exchange Commission. Such SAI, dated March 2, 1998, as amended or supplemented from time to time, is incorporated by reference into this Prospectus. The 1997 Annual Report to Shareholders contains additional investment and performance information about the Portfolios. A copy of the SAI and the 1997 Annual Report may be obtained, without charge, by writing to Glenmede Fund at the address shown above or by calling Glenmede Fund at the telephone number shown above.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                               A CRIMINAL OFFENSE.

                          EXPENSES OF THE PORTFOLIOS

     The following table illustrates the expenses and fees: 1) incurred by the Tax Managed Equity, International and Large Cap Value Portfolios for the fiscal year ended October 31, 1997; and 2) incurred by Advisor Shares of the Small Capitalization Equity Portfolio for the fiscal year ended October 31, 1997 as restated to reflect current fees.

                                                                                       Small
                                                                                  Capitalization
                                               Tax Managed                            Equity          Large Cap
                                                  Equity       International         Portfolio          Value
                                                Portfolio(1)     Portfolio       (Advisor Shares)     Portfolio(2)
                                              -------------   ---------------   ------------------   -------------
Shareholder Transaction Expenses* .........        None             None               None              None
Maximum Annual Client Fee** ...............        1.00%            1.00%              1.00%***          1.00%
Annual Portfolio Operating Expenses
(as a percentage of net assets)
 Investment Advisory Fees .................         .00%             .00%               .55%              .00%
 Administration Fees ......................         .04%             .04%               .04%              .04%
 Other Expenses ...........................         .09%             .10%               .28%              .09%
                                                  -----            -----             ------             -----
 Total Operating Expenses .................         .13%             .14%               .87%              .13%
                                                  =====            =====             ======             =====

------------
(1) The Equity Portfolio was renamed the Tax Managed Equity Portfolio on August 20, 1998.

(2) The Model Equity Portfolio was renamed the Large Cap Value Portfolio on February 27, 1997.

 * A transaction charge may be imposed by broker-dealers or others that make shares of the Portfolio available. There is no transaction charge for shares purchased directly from the Portfolio.

 ** The Tax Managed Equity, International and Large Cap Value Portfolios do not pay any advisory fees to the Advisor, or its affiliates ("Affiliates"). However, investors in these Portfolios must be clients of the Advisor or Affiliates. The "Maximum Annual Client Fee" in the above table is the current maximum fee that the Advisor or an Affiliate would charge its clients directly for fiduciary, trust and/or advisory services (e.g., personal trust, estate, advisory, tax and custodian services). The actual annual fees ("Client Fees") charged by the Advisor and its Affiliates directly to their clients for such services vary depending on a number of factors, including the particular services provided to the client, but are generally under 1% of the client's assets under management. Investors also may have to pay various fees to others to become clients of the Advisor or an Affiliate. See "Investment Advisor."

*** The Advisor and its Affiliates currently intend to exclude the portion of its clients' assets invested in the Small Capitalization Equity Portfolio when calculating Client Fees. The annual fees charged by the Advisor and its Affiliates directly to their clients varies as described above.

     The purpose of the above table is to assist an investor in understanding the various estimated costs and expenses that an investor in a Portfolio will bear directly or indirectly. Actual expenses may be greater or lesser than such estimates. For further information concerning the Portfolios' expenses see "Investment Advisor" and "Administrative, Transfer Agency and Dividend Paying Services."

     The following example illustrates the estimated expenses that an investor would pay on a $1,000 investment over various time periods assuming (i) a 5% annual rate of return and (ii) redemption at the end of each time period. The example does not include fees for fiduciary, investment and other services which investors pay the Advisor, Affiliates or institutions as clients. See "Investment Advisor." As noted in the above table, Glenmede Fund charges no redemption fees of any kind.

                                           1 Year     3 Years     5 Years     10 Years
                                          --------   ---------   ---------   ---------
Tax Managed Equity Portfolio ..........      $ 1        $ 4         $ 7         $ 17
International Portfolio ...............      $ 1        $ 5         $ 8         $ 18
Small Capitalization Equity Portfolio
 Advisor Shares .......................      $ 9        $28         $48         $107
Large Cap Value Portfolio .............      $ 1        $ 4         $ 7         $ 17

------------
     THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                             FINANCIAL HIGHLIGHTS

     The following tables provide financial highlights of each Portfolio for the respective periods presented and includes data derived from Glenmede Fund's Financial Statements included in Glenmede Fund's 1997 Annual Report to Shareholders, which Financial Statements and report thereon of Coopers & Lybrand L.L.P., Glenmede Fund's independent accountants, are incorporated by reference in the SAI. The following information should be read in conjunction with those Financial Statements. Glenmede Fund's Financial Statements for the periods ended October 31, 1991, 1990 and 1989 were audited by Glenmede Fund's previous independent accountants, Price Waterhouse L.L.P.

                                                 Tax Managed Equity Portfolio+
                                   ----------------------------------------------------------
                                        Year           Year           Year           Year
                                       Ended          Ended          Ended          Ended
                                    October 31,    October 31,    October 31,    October 31,
                                        1997           1996           1995           1994
                                   -------------  -------------  -------------  -------------
Net asset value, beginning
   of year ......................   $ 16.79        $ 14.67          $ 12.56        $ 13.23
                                    -------        -------          -------        -------
Income from investment
   operations:
   Net investment
     income .....................      0.28           0.41             0.32           0.31
  Net realized and unrealized
     gain/(loss) on investments..      5.69           3.73             2.64          (0.17)
                                    -------        -------          -------        -------
     Total from investment
       operations ...............      5.97           4.14             2.96           0.14
                                    -------        -------          -------        -------
Less Distributions:
   Distributions from net
      investment income .........     (0.28)         (0.40)           (0.33)         (0.29)
   Distributions from net
      realized capital gains.....     (2.37)         (1.62)           (0.52)         (0.52)
   Distributions from capital ...        --             --               --             --
                                    -------        -------          -------        -------
   Total Distributions ..........     (2.65)         (2.02)           (0.85)         (0.81)
                                    -------        -------          -------        -------
Net asset value, end of year.....   $ 20.11        $ 16.79          $ 14.67        $ 12.56
                                    =======        =======          =======        =======
Total return+++ .................     36.39%         28.65%           23.78%          1.21%
                                    =======        =======          =======        =======
   Ratios to average net
     assets/Supplemental
     data:
   Net assets, end of year
     (in 000's) .................  $140,495      $  94,185         $ 80,157        $64,046
   Ratio of operating
     expenses to average
     net assets .................      0.13%          0.15%            0.14%          0.16%
   Ratio of net investment
     income to average net
     assets .....................      1.91%          2.26%            2.32%          2.40%
   Portfolio turnover rate.......        26%            36%              70%           109%
   Average Commission
     per share** ................  $ 0.0623      $  0.0700              N/A            N/A

                                                        Tax Managed Equity Portfolio+
                                   ------------------------------------------------------------------------
                                        Year           Year           Year           Year          Year
                                       Ended          Ended          Ended          Ended          Ended
                                    October 31,    October 31,    October 31,    October 31,    October 31,
                                        1993           1992           1991           1990         1989++
                                   -------------  -------------  -------------  -------------  ------------
Net asset value, beginning
   of year ......................    $ 11.84        $ 11.21       $  8.57        $   10.04         $ 10.00
                                     -------        -------       -------        ---------         -------
Income from investment
   operations:
   Net investment
     income .....................       0.32           0.31          0.29             0.34            0.14
Net realized and unrealized
     gain/(loss) on investments..       1.63           0.65          2.66            (1.44)          (0.01)
                                     -------        -------       -------        ---------          -------
     Total from investment
       operations ...............       1.95           0.96          2.95            (1.10)           0.13
                                     -------        -------       -------        ---------          -------
Less Distributions:
   Distributions from net
      investment income .........      (0.32)         (0.33)        (0.31)           (0.34)          (0.09)
   Distributions from net
      realized capital gains.....      (0.24)            --            --              --               --
   Distributions from capital ...         --             --            --              --            (0.03)
                                     -------        -------       -------        ---------          -------
   Total Distributions ..........      (0.56)         (0.33)        (0.31)           (0.37)          (0.09)
                                     -------        -------       -------        ---------          -------
Net asset value, end of year.....    $ 13.23        $ 11.84       $ 11.21        $    8.57          $10.04
                                     =======        =======       =======        =========          =======
Total return+++ .................      16.60%          8.62%        34.81%          (11.34)%          1.27%
                                     =======        =======       =======        =========          =======
   Ratios to average net
     assets/Supplemental
     data:
   Net assets, end of year
     (in 000's) .................    $43,611        $18,049       $ 9,135       $   5,903           $6,523
   Ratio of operating
     expenses to average
     net assets .................       0.20%          0.24%         0.22%           0.24%            0.42%*
   Ratio of net investment
     income to average net
     assets .....................       2.61%          2.91%         2.89%           3.59%            5.39%*
   Portfolio turnover rate.......         61%            30%           86%             91%              --
   Average Commission
     per share** ................        N/A            N/A           N/A             N/A               N/A



------------
 + The Portfolio's name was changed from the Equity Portfolio to the Tax Managed Equity Portfolio on August 20, 1998.
 ++ The Portfolio commenced operations on July 20, 1989.
+++ Total return represents aggregate total return for the period indicated.
  * Annualized.
 ** Represents average commission rate per share charged to the Portfolio on purchases and sales of investments during the period. Such information is only required for fiscal years beginning on or after September 1, 1995.

                                                   International Portfolio
                                 -----------------------------------------------------------
                                      Year            Year           Year           Year
                                      Ended          Ended          Ended          Ended
                                   October 31,    October 31,    October 31,    October 31,
                                      1997            1996           1995           1994
                                 --------------  -------------  -------------  -------------
Net asset value, beginning
 of year ......................    $ 13.87        $ 12.70         $ 13.04        $ 12.69
                                   -------        -------         -------        -------
Income from investment
 operations:
 Net investment income ........       0.39           0.40            0.32           0.27
 Net realized and unrealized
  gain/(loss) on investments ..       1.89           1.29            0.23           1.50
                                   -------        -------         -------        -------
  Total from investment
    operations ................       2.28           1.69            0.55           1.77
                                   -------        -------         -------        -------
Less Distributions:
 Distributions from net
  investment income ...........      (0.35)         (0.43)          (0.32)         (0.25)
 Distributions from net
  realized gains ..............      (0.62)         (0.04)          (0.57)         (1.16)
 Distributions in excess of
  net realized gains ..........         --          (0.05)             --          (0.01)
 Distributions in excess of
  net investment income........      (0.07)            --              --             --
 Distributions from capital ...         --             --              --             --
                                   -------        -------         -------        -------
  Total Distributions .........      (1.04)         (0.52)          (0.89)         (1.42)
                                   -------        -------         -------        -------
Net asset value, end
 of year ......................    $ 15.11        $ 13.87         $ 12.70        $ 13.04
                                   =======        =======         =======        =======
Total return++ ................      16.35%         13.47%           4.23%         14.26%
                                   =======        =======         =======        =======
Ratios to average net
 assets/Supplemental
 data:
  Net assets, end of year
    (in 000's) ................ $1,051,102      $ 643,459        $343,209       $292,513
  Ratio of operating
    expenses to average
    net assets ................       0.14%          0.18%           0.18%          0.16%
  Ratio of net investment
    income to average net
    assets ....................       2.77%          3.05%           2.61%          2.11%
  Portfolio turnover rate......         15%             6%            24%             39%
  Average Commissions
    per share** ...............  $  0.0332      $  0.0200             N/A            N/A

                                                         International Portfolio
                                 ------------------------------------------------------------------------
                                      Year           Year           Year           Year          Year
                                     Ended          Ended          Ended          Ended          Ended
                                  October 31,    October 31,    October 31,    October 31,    October 31,
                                      1993           1992           1991           1990          1989+
                                 -------------  -------------  -------------  -------------  ------------
Net asset value, beginning
 of year ......................    $  9.84         $ 10.89       $ 10.48        $ 11.20        $ 10.00
                                   -------         -------       -------        -------        -------
Income from investment
 operations:
 Net investment income ........       0.27            0.26          0.21           0.30           0.40
 Net realized and unrealized
  gain/(loss) on investments ..       2.98           (0.51)         1.00           0.22           0.81
                                   -------         -------       -------        -------        -------
  Total from investment
    operations ................       3.25           (0.25)         1.21           0.52           1.21
                                   -------         -------       -------        -------        -------
Less Distributions:
 Distributions from net
  investment income ...........      (0.26)          (0.26)        (0.28)         (0.42)         (0.01)
 Distributions from net
  realized gains ..............      (0.14)          (0.54)        (0.52)            --             --
 Distributions in excess of
  net realized gains ..........         --              --            --             --             --
 Distributions in excess of
  net investment income........         --              --            --             --             --
 Distributions from capital ...         --              --            --         ( 0.82)            --
                                   -------         -------       -------        -------        -------
  Total Distributions .........      (0.40)          (0.80)        (0.80)         (1.24)         (0.01)
                                   -------         -------       -------        -------        -------
Net asset value, end
 of year ......................    $ 12.69         $  9.84       $ 10.89        $ 10.48        $ 11.20
                                   =======         =======       =======        =======        =======
Total return++ ................      33.47%          (2.73)%       12.12%          4.27%         12.07%
                                   =======         =======       =======        =======        =======
Ratios to average net
 assets/Supplemental
 data:
  Net assets, end of year
    (in 000's) ................   $221,515        $167,191      $176,397       $107,690       $ 91,181
  Ratio of operating
    expenses to average
    net assets ................       0.17%           0.23%         0.23%          0.22%          0.20%*
  Ratio of net investment
    income to average net
    assets ....................       2.31%           2.47%         2.99%          3.84%          3.84%*
  Portfolio turnover rate......         34%             40%           46%            44%            47%
  Average Commissions
    per share** ...............        N/A             N/A           N/A            N/A            N/A

------------
 + The Portfolio commenced operations on November 17, 1988.
++ Total return represents aggregate total return for the period indicated.
 * Annualized.
** Represents average commission rate per share charged to the Portfolio on purchases and sales of investments during the period. Such information is only required for fiscal years beginning on or after September 1, 1995.

                                        International Portfolio
                                -------------------------------------------
                                  Year ended     Year ended     Year ended
                                 October 31,    October 31,    October 31,
                                     1997           1996           1995
                                -------------  -------------  -------------
Net asset value, beginning
 of year .....................   $ 16.12        $ 14.98         $ 13.95
                                 -------        -------         -------
Income from investment
 operations:
 Net investment income .......      0.38           0.33            0.28
 Net realized and unrealized
  gain on investments ........      6.32           2.38            2.69
                                 -------        -------         -------
  Total from investment
    operations ...............      6.70           2.71            2.97
                                 -------        -------         -------
Less Distributions:
 Distributions from net
  investment income ..........     (0.37)         (0.33)          (0.26)
 Distributions from net
  realized capital gains......     (3.39)         (1.24)          (1.68)
                                 -------        -------         -------
  Total Distributions ........     (3.76)         (1.57)          (1.94)
                                 -------        -------         -------
Net asset value, end of year..   $ 19.06        $ 16.12         $ 14.98
                                 =======        =======         =======
Total return++ ...............     41.80%         18.22%          21.15%
                                 =======        =======         =======
Ratios to average net
 assets/Supplemental
 data:
  Net assets, end of year
    (in 000's) ............... $ 434,656      $ 308,415       $ 170,969
  Ratio of operating
    expenses to average
    net assets ...............      0.12%          0.17%           0.14%
  Ratio of net investment
    income to average net
    assets ...................      2.00%          2.15%           1.92%
  Portfolio turnover rate.....        59%            37%             57%
  Average Commission
    per share** .............. $  0.0615      $  0.0700             N/A

                                  Small Capitalization Equity Portfolio (Advisor Shares)
                                ----------------------------------------------------------
                                  Year ended     Year ended     Year ended    Period ended
                                 October 31,    October 31,    October 31,    October 31,
                                     1994           1993           1992          1991+
                                -------------  -------------  -------------  -------------
Net asset value, beginning
 of year .....................    $ 13.97         $ 11.12        $ 11.02        $ 10.00
                                  -------         -------        -------        -------
Income from investment
 operations:
 Net investment income .......       0.16            0.14           0.16           0.16
 Net realized and unrealized
  gain on investments ........       0.23            3.60           0.09           1.02
                                  -------         -------        -------        -------
  Total from investment
    operations ...............       0.39           3.74            0.25           1.18
                                  -------         -------        -------        -------
Less Distributions:
 Distributions from net
  investment income ..........      (0.15)          (0.15)         (0.15)         (0.16)
 Distributions from net
  realized capital gains......      (0.26)          (0.74)            --             --
                                  -------         -------        -------        -------
  Total Distributions ........      (0.41)          (0.89)         (0.15)         (0.16)
                                  -------         -------        -------        -------
Net asset value, end of year      $ 13.95         $ 13.97        $ 11.12        $ 11.02
                                  =======         =======        =======        =======
Total return++ ...............       2.85%          33.86%          2.32%         11.84%
                                  =======         =======        =======        =======
Ratios to average net
 assets/Supplemental
 data:
  Net assets, end of year
    (in 000's) ...............   $109,872         $68,418        $39,728       $ 39,631
  Ratio of operating
    expenses to average
    net assets ...............       0.14%           0.14%          0.19%          0.20%*
  Ratio of net investment
    income to average net
    assets ...................       1.18%           1.08%          1.44%          2.24%*
  Portfolio turnover rate.....         31%             63%            56%            29%
  Average Commission
    per share** ..............        N/A             N/A            N/A            N/A

------------
 + The Portfolio commenced operations on March 1, 1991.
++ Total return represents aggregate total return for the period indicated.
 * Annualized.
** Represents average commission rate per share charged to the Portfolio on purchases and sales of investments during the period. Such information is only required for fiscal years beginning on or after September 1, 1995.

                                                          Large Cap Value Portfolio+
                                 -----------------------------------------------------------------------------
                                   Year Ended      Year Ended      Year Ended      Year Ended     Period Ended
                                  October 31,     October 31,     October 31,     October 31,     October 31,
                                      1997            1996            1995            1994           1993++
                                 -------------   -------------   -------------   -------------   -------------
Net asset value, beginning
 of period ...................    $ 11.68         $ 10.34           $ 10.62         $ 10.92         $ 10.00
                                  -------         -------           -------         -------         -------
Income from investment
 operations:
 Net investment income .......       0.29            0.26              0.32            0.21            0.21
 Net realized and unrealized
   gain on investments .......       3.95            1.49              1.38           (0.31)           2.06
                                  -------         -------           -------         -------         -------
    Total from investment
      operations .............       4.24            1.75              1.70           (0.10)           2.27
                                  -------         -------           -------         -------         -------
Less Distributions:
  Distributions from net
    investment income ........      (0.29)          (0.27)            (0.31)          (0.20)          (0.20)
  Distributions from net
    realized capital gains....      (2.34)          (0.14)            (1.67)             --           (1.15)
                                  -------         -------           -------         -------         -------
  Total Distributions ........      (2.63)          (0.41)            (1.98)         ( 0.20)          (1.35)
                                  -------         -------           -------         -------         -------
   Net asset value, end of
    year .....................    $ 13.29         $ 11.68           $ 10.34         $ 10.62         $ 10.92
                                  =======         =======           =======         =======         =======
  Total return +++ ...........      36.55%          17.13%            16.01%         ( 0.91)%         23.05%
                                  =======         =======           =======         =======         =======
Ratios to average net
    assets/Supplemental
    data:
  Net assets, end of year
  (in 000's) .................  $  71,177       $  50,131           $15,981         $20,654        $ 13,969
     Ratio of operating
     expenses to average
     net assets ..............       0.13%           0.15%             0.20%           0.24%           0.24%*
  Ratio of net investment
    income to average net
    assets ...................       2.10%           2.62%             2.80%           2.04%           2.47%*
Portfolio turnover rate ......        109%            104%              227%            287%            230%
Average Commissions
  per share** ................  $  0.0622       $  0.0700               N/A             N/A             N/A

------------
 + The Portfolio's name was changed from the Model Equity Portfolio to the
    Large Cap Value Portfolio on
     February 27, 1997.
 ++ The Portfolio commenced operations on December 31, 1992.
+++ Total return represents aggregate total return for the period indicated.
  * Annualized.
 ** Represents average commission rate per share charged to the Portfolio on purchases and sales of investments during the period. Such information is only required for fiscal years beginning on or after September 1, 1995.

                           PERFORMANCE CALCULATIONS


     Each of the Tax Managed Equity, International, Small Capitalization Equity and Large Cap Value Portfolios may advertise or quote total return data from time to time for the shares. Total return for the shares will be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the particular Portfolio over the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gains distributions made by the Portfolio with respect to the shares during the period are reinvested in additional Portfolio shares.

     Each of the Tax Managed Equity, International, Small Capitalization Equity and Large Cap Value Portfolios may compare their total returns for the shares to that of other investment companies with similar investment objectives and to stock and other relevant indices such as the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), the Dow Jones Industrial Average, the Russell 2000 Index or the National Association of Securities Dealers, Inc.'s National Market and Automated Quotations Systems ("NASDAQ") Composite Index or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return of the shares of the Tax Managed Equity, International, Small Capitalization Equity or Large Cap Value Portfolios may also be compared to data prepared by Lipper Analytical Services, Inc. In addition, the International Portfolio's total return may be compared to the Morgan Stanley Capital International EAFE Index. Total return and other performance data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of the shares of the Tax Managed Equity, International, Small Capitalization Equity or Large Cap Value Portfolios.

     Performance quotations represent a Portfolio's past performance, and should not be considered as representative of future results. Since performance will fluctuate, performance data for a Portfolio should not be used to compare an investment in the Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield/return for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a Portfolio, portfolio maturity, operating expenses and market conditions. Any management fees charged by the Advisor or institutions to their respective clients will not be included in the Portfolio's calculations of total return. See "Investment Advisor."


                     INVESTMENT POLICIES AND RISK FACTORS

     The investment objective of each Portfolio is not fundamental and may be changed by the Board members without shareholder approval.


TAX MANAGED EQUITY PORTFOLIO

     The objective of the Tax Managed Equity Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal. The Portfolio seeks to achieve its objective by investing primarily in common stocks of U.S. companies. Stocks purchased by the Portfolio will be primarily those traded on the various stock exchanges and the NASDAQ. Under normal circumstances, at least 65% of the Tax Managed Equity Portfolio's total assets will be invested in equity securities such as common and preferred stock and securities convertible into such stock.

     The Tax Managed Equity Portfolio seeks to minimize the impact of taxes on shareholders' return. However, when deciding whether to sell a security, investment considerations will take precedence over tax considerations.

     The Tax Managed Equity Portfolio will use several methods to reduce the impact of federal and state income taxes on investment income and realized capital gains distributed by the Portfolio. The Tax Managed Equity Portfolio will seek to distribute relatively low levels of taxable investment income by investing in stocks with low dividend yields. The Tax Managed Equity Portfolio will also endeavor to hold taxes on realized capital gains to a minimum by investing primarily in the securities of companies with above average earnings predictability and stability which the Portfolio expects to hold for several years. The Portfolio will generally seek to avoid realizing short-term capital gains, and expects to have a relatively low overall portfolio turnover rate. The Portfolio may, when consistent with its overall investment approach, sell depreciated securities to offset realized capital gains, thus reducing capital gains distributions.

     The Tax Managed Equity Portfolio expects to have a low portfolio turnover rate relative to other funds with similar investment objectives. It is impossible to predict the impact of such a strategy on the realization of gains and losses. For example, the Portfolio may forgo the opportunity to realize gains or reduce losses as a result of this tax managed investment strategy. Additionally, the Tax Managed Equity Portfolio reserves the right to sell securities irrespective of how long they have been held.

     Certain equity and other securities held by the Tax Managed Equity Portfolio will produce ordinary taxable income on a regular basis. The Tax Managed Equity Portfolio may also sell a particular security, even though it may realize a short-term capital gain, if the value of that security is believed to have reached its peak or is expected to decline before the Portfolio would have held it for the long-term holding period. The Portfolio may also be required to sell securities in order to generate cash to pay expenses or satisfy shareholder redemptions. Accordingly, while the Tax Managed Equity Portfolio seeks to minimize the effect of taxes on its dividends and distributions, the Portfolio is not a tax-exempt fund, and should be expected to distribute taxable income and to realize capital gains.

     The Tax Managed Equity Portfolio may purchase or write call and put options on any securities in which it may invest or on any securities index composed of securities in which it may invest. The purchase and writing of options involves some investment analysis and risks that are different from those associated with securities transactions in common stocks. Options are utilized to enhance return through price appreciation of the option, increase income, hedge to reduce overall portfolio risk, and/or hedge to reduce individual security risk. Purchasing options to seek to increase return through their price appreciation involves the risk of loss of option premium if the Advisor is incorrect in its expectation of the direction or magnitude of the change in securities prices. Writing options to seek to increase income in the Portfolio involves the risk of net loss (after receiving the option premium) if the Advisor is incorrect in its expectation of the direction or magnitude of the change in securities prices. The successful use of options for hedging purposes also depends in part on the degree of correlation between the option and a security or index of securities. If the Advisor is incorrect in its expectation of changes in securities prices or its estimation of the correlation between the option and a security index, the investment performance of the Portfolio will be less favorable than it would have been in the absence of such options transactions. The aggregate value of the Tax Managed Equity Portfolio's assets subject to options written may not exceed 50% of its total assets (taken at market value on the date written) and the aggregate premiums on options purchased by the Portfolio will not exceed 50% of its total assets. The use of options may increase the Portfolio's portfolio turnover rate. Higher rates of turnover may result in increased brokerage commissions, and could increase the amount of income received by the Portfolio that constitutes taxable capital gains. To the extent capital gains are realized, distributions from those gains may be taxable as ordinary income for federal tax purposes.

     The Tax Managed Equity Portfolio intends to remain, for the most part, fully invested in equity securities, which may include securities of companies located outside the United States, and will not engage in "market timing" transactions. See "Investment Policies and Risk Factors--International Portfolio" for a discussion of special risks and considerations involved in investing in securities of foreign companies. However, the Portfolio may invest a portion of its assets (up to 20% under normal circumstances) in preferred stocks, convertible debentures, and the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act") and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers acceptances, commercial paper rated A-1 by Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the European Currency Unit.

     For a description of other securities in which the Tax Managed Equity Portfolio may invest, see "Common Investment Policies and Risk Factors."


INTERNATIONAL PORTFOLIO


     The objective of the International Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal. The International Portfolio seeks to achieve its objective by investing primarily in common stocks and other equity securities of companies located outside the United States. The Portfolio is expected to diversify its investments across companies located in a number of foreign countries, which may include, but are not limited to, Japan, the United Kingdom, Germany, France, Switzerland, the Netherlands, Sweden, Australia, Hong Kong and Singapore. The Portfolio will invest an aggregate of at least 65% of its total assets in the securities of companies (other than investment companies) in at least three different countries, other than the United States.

     The securities which the Portfolio may purchase include the following: common stocks of companies located outside the U.S.; shares of closed-end investment companies which invest chiefly in the shares of companies located outside the U.S. (such shares will be purchased by the Portfolio within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to the expenses of the other investment company in addition to the expenses of the Portfolio); U.S. or foreign securities convertible into foreign common stock; and American Depository Receipts, which are U.S. domestic securities representing ownership rights in foreign companies.

     The International Portfolio also may enter into forward foreign currency exchange contracts in connection with the purchase and sale of investment securities; such contracts may not be used for speculative purposes. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Portfolio, to some degree, against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. This method of protecting the value of the Portfolio's investment securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

     Investors should recognize that investing in the securities of foreign companies and the utilization of forward foreign currency contracts involve special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital. Moreover, the dividends payable on the Portfolio's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Portfolio's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Also, changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities in a portfolio which are denominated or quoted in currencies other than the U.S. dollar. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, a Portfolio may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts.

     Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets are generally more expensive than in the United States. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to these and other settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

     There are further risk factors, including possible losses through the holding of securities in domestic and foreign custodian banks and depositories.


     The International Portfolio intends to remain, for the most part, fully invested in equity securities of companies located outside of the United States. However, the Portfolio may invest a portion of its assets (up to 35% under normal circumstances) in the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the

Portfolio); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's, or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the European Currency Unit.

     For a description of other securities in which the International Portfolio may invest, see "Common Investment Policies and Risk Factors."


SMALL CAPITALIZATION EQUITY PORTFOLIO

     The objective of the Small Capitalization Equity Portfolio is to provide long-term appreciation consistent with reasonable risk to principal. The Small Capitalization Equity Portfolio seeks to achieve its objective by investing primarily in equity securities with market capitalizations, at the time of purchase, that are below the maximum capitalization permitted for a stock in the Russell 2000 Index. Crucial to this valuation process is a systematic examination of the earning and dividend paying ability of companies and denominating these characteristics by the market value of the underlying equity securities. Equity securities purchased by the Portfolio will be primarily those traded on the various stock exchanges and NASDAQ, however, the Portfolio may purchase unlisted securities and penny stocks. Many different company types and industries may be represented by the securities purchased by the Portfolio.

     Factors considered by the Advisor in the selection of securities include, but are not limited to, price-to-earnings ratios, price-to-cash flow ratios, reinvestment rates, dividend yields, expected growth rates, and balance sheet quality. The Small Capitalization Equity Portfolio may invest in securities located outside the United States. Investors in the Portfolio should recognize that securities denominated in foreign currencies or a multi-national currency unit involve special risks. The Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. See "Investment Policies and Risk Factors--International Portfolio" for a discussion of special risks and considerations involved in investing in securities of foreign companies.

     The Portfolio's holdings will tend to be characterized by relatively low price-to-earnings ratios. There is no mandated income requirement for securities held by the Portfolio. The Portfolio generally will be more volatile and have a higher expected growth rate than the overall market. In certain periods, the Portfolio may fluctuate independently of broad, larger capitalization indices such as the S&P 500.

     Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in equity securities of companies with market capitalizations, at the time of purchase, that are below the maximum capitalization permitted for a stock in the Russell 2000 Index. However, if warranted in the judgement of the Advisor, the Portfolio may invest a portion of its assets (up to 20% under normal circumstances) in preferred stocks and convertible debentures with a minimum rating of BBB by S&P or Baa by Moody's, and the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio, as more fully described under "Investment Limitations" in the SAI); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's, or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the European Currency Unit.

     For a description of other securities in which the Small Capitalization Equity Portfolio may invest, see "Common Investment Policies and Risk Factors."


LARGE CAP VALUE PORTFOLIO


     The objective of the Large Cap Value Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal. The Large Cap Value Portfolio seeks to achieve its objective by investing, under normal market conditions, at least 65% of the value of its total assets in equity securities of companies with market capitalizations, at the time of purchase, of greater than $5 billion.

     As stated above, the Portfolio seeks to achieve its objective by investing primarily in equity securities. Although the Advisor will actively manage this Portfolio based upon ongoing analysis of economic, financial and market developments, the Advisor will use its proprietary equity computer model, which ranks stocks, as an investment guide. The Advisor currently anticipates that its proprietary equity computer model will be run at least weekly.

     Other factors considered by the Advisor in the selection of securities include, but are not limited to, price-to-book value ratios, earnings-to- yields ratios, price-to-cash flow ratios, return on equity ratios, debt-to-equity ratios, dividend yields, earnings growth rates and historic price patterns.

     From time to time, the Advisor may revise its proprietary equity computer model programs to maintain or enhance performance. Although the Advisor's proprietary equity computer model is a disciplined model, the Advisor is permitted to use its investment judgment in seeking to achieve the Portfolio's objective.

     The Large Cap Value Portfolio intends to remain, for the most part, fully invested in equity securities which may include American Depository Receipts which are listed on the New York Stock Exchange, and will not engage in "market timing" transactions. See "Investment Policies and Risk Factors--International Portfolio" for a discussion of special risks and considerations involved in investing in securities of foreign companies. However, for temporary purposes this Portfolio may invest a portion of its assets (up to 20%) in short-term money market instruments issued by U.S. or foreign issuers, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's, or in similar money market securities.

     For a description of other securities in which the Large Cap Value Portfolio may invest, see "Common Investment Policies and Risk Factors."


                  COMMON INVESTMENT POLICIES AND RISK FACTORS


     There can be no assurance that any of the Portfolios will achieve its stated investment objective. There are a number of investment policies common to the Portfolios.


REPURCHASE AGREEMENTS

     Each Portfolio may enter into repurchase agreements with qualified brokers, dealers, banks and other financial institutions deemed creditworthy by the Advisor. Under normal circumstances, however, each of the Tax Managed Equity, International, Small Capitalization Equity and Large Cap Value Portfolios will not enter into repurchase agreements if entering into such agreements would cause, at the time of entering into such agreements, more than 20% of the value of the total assets of the particular Portfolio to be subject to repurchase agreements. The International Portfolio would generally enter into repurchase transactions to invest cash reserves and for temporary defensive purposes.

     In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, but the Advisor currently expects that repurchase agreements with respect to the Tax Managed Equity, International, Small Capitalization Equity and Large Cap Value Portfolios will mature in less than 13 months. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than 101% of the repurchase price including accrued interest. Glenmede Fund's administrator and the Advisor will mark-to-market daily the value of the securities purchased, and the Advisor will, if necessary, require the seller to deposit additional securities to ensure that the value is in compliance with the 101% requirement stated above. The Advisor will consider the creditworthiness of a seller in determining whether a Portfolio should enter into a repurchase agreement, and the Portfolios will only enter into repurchase agreements with banks and dealers which are determined to present minimal credit risk by the Advisor under procedures adopted by the Board of Directors.

     In effect, by entering into a repurchase agreement, a Portfolio is lending its funds to the seller at the agreed upon interest rate, and receiving securities as collateral for the loan. Such agreements can be entered into for periods of one day (overnight repo) or for a fixed term (term repo). Repurchase agreements are a common way to earn interest income on short-term funds.

     The use of repurchase agreements involves certain risks. For example, if the seller of a repurchase agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Portfolio may incur a loss upon disposition of them. Default by the seller would also expose a Portfolio to possible loss because of delays in connection with the disposition of the underlying obligations. If the seller of an agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of a Portfolio and therefore subject to sale by the trustee in bankruptcy. Further, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities.


BORROWING

     As a temporary measure for extraordinary or emergency purposes, a Portfolio may borrow money from banks. However, none of the Portfolios will borrow money for speculative purposes.


LENDING OF SECURITIES

     Each Portfolio may lend its portfolio securities with a value up to one-third of its total assets (including the value of the collateral for the loans) to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional net investment income through the receipt of interest on the loan. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans will be made only to borrowers deemed by the Advisor to be of good standing.


"WHEN ISSUED," "DELAYED SETTLEMENT" AND "FORWARD DELIVERY" SECURITIES

     The Portfolios may purchase and sell securities on a "When issued," "delayed settlement" or "forward delivery" basis. "When issued" or "forward delivery" refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When issued or forward delivery transactions may be expected to occur one month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a Portfolio in a when issued, delayed settlement or forward delivery transaction until the Portfolio receives payment or delivery from the other party to the transaction. A Portfolio will maintain a separate account of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Although a Portfolio receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change.

     A Portfolio will engage in when issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a Portfolio engages in when issued, delayed settlement or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of speculation. Each Portfolio's when issued, delayed settlement and forward delivery commitments are not expected to exceed 25% of its total assets absent unusual market circumstances, and each Portfolio will only sell securities on such a basis to offset securities purchased on such a basis.


INVESTMENT COMPANY SECURITIES

     In connection with the management of their daily cash positions, the Portfolios may each invest in securities issued by other open-end investment companies with investment objectives and policies that are consistent with those of the investing portfolio. Except as otherwise permitted under the 1940 Act, each Portfolio limits its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in the securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company's advisory fees and other expenses, in addition to the expenses the Portfolio bears directly in connection with its own operations.


ILLIQUID SECURITIES

     No Portfolio will invest more than 10% of its net assets in securities that are illiquid.

     Unless specified above and except as described under "Investment Limitations," the foregoing investment policies are not fundamental and the Board may change such policies without shareholder approval.

                               PURCHASE OF SHARES

     Shares of each Portfolio are sold without a sales commission on a continuous basis to the Advisor acting on behalf of its clients or the clients of its Affiliates ("Clients") and to other institutions (the "Institutions"), at the net asset value per share next determined after receipt of the purchase order by the transfer agent. See "Valuation of Shares." There are no minimum initial or minimum subsequent investment requirements for the Tax Managed Equity, International or Large Cap Value Portfolios or for Advisor Shares of the Small Capitalization Equity Portfolio. Beneficial ownership of shares will be reflected on books maintained by the Advisor or the Institutions. The Advisor has informed Glenmede Fund that neither it nor its Affiliates currently have any minimum or subsequent investment requirements for their Clients' investments in the Portfolios. Other Institutions may have such requirements. A prospective investor wishing to purchase shares in the Glenmede Fund should contact the Advisor or his or her Institution.

     It is the responsibility of the Advisor or Institutions to transmit orders for share purchases to Investment Company Capital Corp. ("ICC"), Glenmede Fund's transfer agent, and deliver required funds to The Chase Manhattan Bank, N.A., Brooklyn, New York, Glenmede Fund's custodian, on a timely basis.

     Glenmede Fund reserves the right, in its sole discretion, to suspend the offering of shares of its Portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of Glenmede Fund.

     Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except upon the written request of the shareholder. Certificates for fractional shares, however, will not be issued.


                              REDEMPTION OF SHARES

     Shares of each Portfolio may be redeemed at any time, without cost, at the net asset value of the particular shares of the Portfolio next determined after receipt of the redemption request by the transfer agent. Generally, a properly signed written request is all that is required. Any redemption may be more or less than the purchase price of the shares depending on the market value of the investment securities held by the Portfolio. An investor wishing to redeem shares should contact the Advisor or his or her Institution. It is the responsibility of the Advisor or Institutions to transmit promptly redemption orders to the transfer agent.

     Payment of the redemption proceeds will ordinarily be made within one business day, but in no event more than seven days, after receipt of the order in proper form by the transfer agent. Redemption orders are effected at net asset value per share next determined after receipt of the order in proper form by the transfer agent. Glenmede Fund may suspend the right of redemption or postpone the date of payment at times when the New York Stock Exchange (the "Exchange") is closed, or under any emergency circumstances as determined by the Securities and Exchange Commission (the "Commission"). See "Valuation of Shares" for the days on which the Exchange is closed.

     If the Board determines that it would be detrimental to the best interests of the remaining shareholders of Glenmede Fund to make payment wholly or partly in cash, Glenmede Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of securities held by a Portfolio in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of portfolio securities received as a redemption in kind.


             ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION
                          OF SHARES OF THE PORTFOLIOS

     Glenmede Fund may, from time to time, in its sole discretion appoint one or more entities as its agent to receive purchase and redemption orders of shares of the Portfolios and cause these orders to be transmitted, on a net basis, to Glenmede Fund's transfer agent. In these instances, orders are effected at the net asset value per share next determined after receipt of that order by the entity, if the order is actually received by Glenmede Fund's transfer agent not later than the next business morning.


                              VALUATION OF SHARES

     The net asset value per share of the Portfolios is determined by dividing the total market value of each Portfolio's investments and other assets attributable to the shares, less any liabilities of that Portfolio attributable to the shares, by the total number of those shares outstanding. For the Tax Managed Equity, International, Small Capitalization Equity and Large Cap Value Portfolios, net asset value per share is determined as of the close of regular trading hours of the Exchange on each day that the Exchange is open for business. Currently the Exchange is closed on weekends and the customary national business holidays of New Year's Day, Dr. Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (or the days on which they are observed). One or more pricing services may be used to provide securities valuations in connection with the determination of the net asset value of each Portfolio.


TAX MANAGED EQUITY, SMALL CAPITALIZATION EQUITY AND
LARGE CAP VALUE PORTFOLIOS

     Equity securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price as of the close of the Exchange's regular trading hours on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued not exceeding the asked prices nor less than the bid prices. The value of securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board. For the Tax Managed Equity, Small Capitalization Equity and Large Cap Value Portfolios, securities listed on a foreign exchange and unlisted foreign securities are valued as described below under "International Portfolio."


INTERNATIONAL PORTFOLIO

     Equity securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price as of the close of that exchange's regular trading hours on the day the valuation is made. Securities listed on a foreign exchange and unlisted foreign securities are valued at the latest quoted sales price available before the time when assets are valued. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted U.S. equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued not in excess of the asked prices or less than the bid prices. The value of securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank.


               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES


DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The International, Tax Managed Equity, Small Capitalization Equity and Large Cap Value Portfolios normally distribute substantially all of their net investment income to shareholders in the form of a quarterly dividend.

     If any net capital gains are realized, the Portfolios normally distribute such gains at least once a year. However, see "Dividends, Capital Gains Distributions" and "Taxes--Federal Taxes--Miscellaneous," for a discussion of the Federal excise tax applicable to certain regulated investment companies.

     Undistributed net investment income is included in a Portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the Tax Managed Equity, International, Small Capitalization Equity and Large Cap Value Portfolios' "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares of the Tax Managed Equity, International, Small Capitalization Equity and Large Cap Value Portfolios by an investor, although in effect a return of capital, are taxable to the investor.


FEDERAL TAXES

     Each Portfolio intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves a Portfolio of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code.

     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that a taxable Portfolio distribute to its shareholders an amount at least equal to 90% of its investment company taxable income and 90% of its net exempt interest income, if any, for such taxable year. In general, a Portfolio's investment company taxable income will be the sum of its net investment income, including interest and dividends, subject to certain adjustments, and net short-term capital gain over net long-term capital loss, if any, for such year. Each Portfolio intends to distribute as dividends substantially all of its investment company taxable income each year. Such dividends will be taxable as ordinary income to each Portfolio's shareholders who are not currently exempt from Federal income taxes, whether such income or gain is received in cash or reinvested in additional shares. The dividends received deduction for corporations will apply to such ordinary income distributions to the extent the total qualifying dividends received by a Portfolio are from domestic corporations for the taxable year. It is anticipated that only a small part, if any, of the dividends paid by the International Portfolio will be eligible for the dividends received deduction.

     Substantially all of each Portfolio's net realized long-term capital gains, if any, will be distributed at least annually to its shareholders. A Portfolio generally will have no tax liability with respect to such gains and the distributions will be taxable as long-term capital gains to the shareholders who are not currently exempt from Federal income taxes, regardless of how long the shareholders have held the shares and whether such gains are received in cash or reinvested in additional shares.

     A shareholder considering buying shares of a Portfolio on or just before the record date of a dividend should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

     A taxable gain or loss may be realized by a shareholder upon redemption or transfer of shares of each Portfolio, depending upon the tax basis of such shares and their price at the time of redemption or transfer.

     International Portfolio. It is expected that dividends and certain interest income earned by the International Portfolio from foreign securities will be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of the Portfolio's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Portfolio may elect, for U.S. Federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. If the Portfolio makes this election, the amount of such foreign taxes paid by the Portfolio will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder will be entitled (a) to credit his proportionate amount of such taxes against his U.S. Federal income tax liabilities, or (b) if he itemizes his deductions, to deduct such proportionate amount from his U.S. income, should he so choose.

     To the extent that dividends paid to shareholders are derived from taxable interest or from long-term or short-term capital gains, such dividends will be subject to Federal income tax (whether such dividends are paid in cash or additional shares) and also may be subject to state and local taxes.

     Miscellaneous. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by a Portfolio on December 31, in the event such dividends are paid during January of the following year.

     A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and net capital gain (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any net capital gain prior to the end of each calendar year to avoid liability for this excise tax.

     The foregoing summarizes some of the important tax considerations generally affecting the Portfolios and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Portfolios should consult their tax advisers with specific reference to their own tax situation.

     The foregoing discussion of tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, which are subject to change by legislative or administrative action.

     Shareholders will be advised at least annually as to the federal income tax consequences of distributions made each year.

     Each Portfolio will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Portfolio that they are not subject to backup withholding when required to do so or that they are "exempt recipients."


STATE AND LOCAL TAXES

     Shareholders may also be subject to state and local taxes on distributions from Glenmede Fund. A shareholder should consult with his or her tax adviser with respect to the tax status of distributions from Glenmede Fund in a particular state and locality.

     Glenmede Fund has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania, and currently does business in that state. Accordingly, the shares of Glenmede Fund will be exempt from Pennsylvania Personal Property Taxes.


                              INVESTMENT ADVISOR

     The Advisor, a limited purpose trust company chartered in 1956, provides fiduciary and investment services to endowment funds, foundations, employee benefit plans and other institutions and individuals. The Advisor is a wholly-owned subsidiary of The Glenmede Corporation and is located at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103. At December 31, 1997, the Advisor had over $13 billion in assets in the accounts for which it serves in various capacities including as executor, trustee or investment advisor.

     Under Investment Advisory Agreements (the "Investment Advisory Agreements") with Glenmede Fund, the Advisor, subject to the control and supervision of Glenmede Fund's Board and in conformance with the stated investment objective and policies of each Portfolio, manages the investment and reinvestment of the assets of each Portfolio. It is the responsibility of the Advisor to make investment decisions for each Portfolio and to place each Portfolio's purchase and sell orders.

     The Advisor does not receive any fee from Glenmede Fund for its investment services provided to the Tax Managed Equity, International and Large Cap Value Portfolios. Prior to January 1, 1998, the Advisor did not receive any fee from Glenmede Fund for its investment services. Effective January 1, 1998, the Advisor is entitled to receive a fee from the Small Capitalization Equity Portfolio for its investment services computed daily and payable monthly, at an annual rate of .55% of that Portfolio's average daily net assets. Additionally, Shareholders in Glenmede Fund who are clients of the Advisor, or an affiliate of the Advisor, pay fees which vary, depending on the capacity in which the Advisor or its affiliate provides fiduciary and investment services to the particular client (e.g., personal trust, estate settlement, advisory and custodian services). Shareholders in the Portfolios who are customers of other Institutions may pay fees to those Institutions.

     Bruce D. Simon, Chief Investment Officer of the High Net Worth Division of the Advisor, and Thomas R. Angers, CFA, Vice President and Director of Equity Research of the Advisor, are the portfolio managers primarily responsible for the management of the Tax Managed Equity Portfolio. Mr. Simon has been responsible for the management of the Tax Managed Equity Portfolio since January 1, 1998 and has been employed by the Advisor since May 2, 1994. Mr. Angers has been responsible for the management of the Tax Managed Equity Portfolio since September 10, 1998 and has been employed by the Advisor since 1995. Prior to joining the Advisor, Mr. Angers was a vice president, portfolio manager and securities analyst at Independence Capital Management, Inc.

     Andrew B. Williams, Senior Vice President of the Advisor, is the portfolio manager primarily responsible for the management of the International Portfolio. Mr. Williams has been responsible for the management of the International Portfolio since November 17, 1988. Mr. Williams has been employed by the Advisor since May 1985.

     Robert J. Mancuso is the portfolio manager primarily responsible for the management of the Small Capitalization Equity Portfolio. Mr. Mancuso has been primarily responsible for the management of that Portfolio since February 27, 1996. Mr. Mancuso has been employed by the Advisor since November 1992. Prior to joining the Advisor, he was responsible for leading the equity research function at Penn Mutual Life Insurance Company.

     Stephen A. Mozur, CFA, CPA is the portfolio manager primarily responsible for the management of the Large Cap Equity Portfolio. Mr. Mozur has been responsible for the management of the Large Cap Equity Portfolio since February 9, 1998. Mr. Mozur has been employed by the Advisor since February 1998. Prior to joining the Advisor, he was responsible for portfolio management and research at both Newbold's Asset Management and Pilgrim Baxter & Associates.


         ADMINISTRATIVE, TRANSFER AGENCY AND DIVIDEND PAYING SERVICES


     ICC serves as Glenmede Fund's administrator, transfer agent and dividend paying agent pursuant to a Master Services Agreement, and in those capacities supervises all aspects of the Funds' day-to-day operations, other than management of Glenmede Funds' investments. ICC is an indirect subsidiary of Bankers Trust New York Corporation. For its services as administrator, transfer agent and dividend paying agent, ICC is entitled to receive fees from Glenmede Fund equal to .12% of the first $100 million of the combined net assets of Glenmede Fund and The Glenmede Portfolios, an investment company with the same officers, Board and service providers as Glenmede Fund (the "Funds"); .08% of the next $150 million of the combined net assets of the Funds; .04% of the next $500 million of the combined net assets of the Funds; and .03% of the combined net assets of the Funds over $750 million. For the fiscal year ended October 31, 1997, ICC received fees at the rate of .04% of the Tax Managed Equity Portfolio's average net assets; .04% of the International Portfolio's average net assets; .04% of the Small Capitalization Equity Portfolio's average net assets; and .04% of the Large Cap Value Portfolio's average net assets.


                          SHAREHOLDER SERVICING PLAN

     Glenmede Fund has adopted an Amended and Restated Shareholder Servicing Plan (the "Plan") effective January 1, 1998 under which each Portfolio may pay a fee to broker/dealers, banks and other financial institutions (including the Advisor and its affiliates) that are dealers of record or holders of record or which have a servicing relationship ("Servicing Agents") with the beneficial owners of shares in any of the Portfolios. Under the Plan, Servicing Agents enter into Shareholder Servicing Agreements (the "Agreements") with the Glenmede Fund. Pursuant to such Agreements, Servicing Agents provide shareholder support services to investors ("Customers") who beneficially own shares of the Portfolios. The fee, which is at an annual rate of .05% for the Tax Managed Equity, International and Large Cap Value Portfolios, and .25% (.05% prior to January 1, 1998) for Advisor Shares of the Small Capitalization Equity Portfolio, is computed monthly and is based on the average daily net assets of the shares beneficially owned by Customers of such Servicing Agents. All expenses incurred by the Portfolios in connection with the Agreements and the implementation of the Plan is borne entirely by the holders of the shares of the particular Portfolio involved and will result in an equivalent increase to such shares' Total Portfolio Operating Expenses. The Advisor has entered into an Agreement with Glenmede Fund.

     The services provided by the Servicing Agents under the Agreements may include: aggregating and processing purchase and redemption requests from Customers and transmitting purchase and redemption orders to the transfer agent; providing Customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; processing dividend and distribution payments from the Glenmede Fund on behalf of Customers; providing information periodically to Customers showing their positions; arranging for bank wires; responding to Customers' inquiries concerning their investments; providing sub-accounting with respect to shares beneficially owned by Customers or the information necessary for sub- accounting; if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; and providing such other similar services as may be reasonably requested.


                            INVESTMENT LIMITATIONS

     Each Portfolio will not:

     (a) With respect to 75% of its total assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities);

     (b) Purchase more than 10% of any class of the outstanding voting securities of any issuer;

     (c) Acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities;

     (d) Pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in this Prospectus and the Statement of Additional Information and in connection with entering into futures contracts, but the deposit of assets in a segregated account in connection with the writing of covered put and call options and the purchase of securities on a when issued, delayed settlement or forward delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of a Portfolio's assets or the purchase of any securities on margin for purposes of this investment limitation;

     (e) Issue senior securities, except that a Portfolio may borrow money in accordance with investment limitation (f), purchase securities on a when issued, delayed settlement or forward delivery basis and enter into reverse repurchase agreements; and

     (f) Borrow money except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 10% of its total assets at the time of borrowing (entering into reverse repurchase agreements and purchasing securities on a when issued, delayed settlement or forward delivery basis are not subject to this investment limitation).

     With respect to investment limitation (c), (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and
(ii) repurchase agreements secured by the instruments described in clause (i);
(b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     If a percentage restriction for a Portfolio is adhered to at the time an investment is made, a later increase in percentage resulting from a change in value or assets will not constitute a violation of such restriction. If a Portfolio's borrowings are in excess of 5% (excluding overdrafts) of its total net assets, additional portfolio purchases will not be made until the amount of such borrowing is reduced to 5% or less. A Portfolio's borrowings including reverse repurchase agreements and securities purchased on a when-issued, delayed settlement or forward delivery basis may not exceed 33 1/3% of its total net assets.

     The investment limitations (other than the third sentence of the preceding paragraph) described here and in the SAI are fundamental policies of the Portfolios and may be changed only with the approval of the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the affected Portfolio.


                              GENERAL INFORMATION


DESCRIPTION OF SHARES AND VOTING RIGHTS

     Glenmede Fund was organized as a Maryland corporation on June 30, 1988. Glenmede Fund's Articles of Incorporation authorize the Board members to issue 2,500,000,000 shares of common stock, with a $.001 par value. The Board has the power to designate one or more classes ("Portfolios") of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios. The Board also has the power to designate separate classes of shares within the same Portfolio. Currently, Glenmede Fund is offering shares of ten Portfolios. Glenmede Fund has classified Institutional Shares, described in a separate prospectus, and Advisor Shares of the Small Capitalization Equity Portfolio.

     The shares of each Portfolio have no preference as to conversion, exchange, dividends, retirement or other rights, and, when issued and paid for as provided in this Prospectus, will be fully paid and non-assessable. The shares of each Portfolio have no pre-emptive rights and do not have cumulative voting rights, which means that the holders of more than 50% of the shares of Glenmede Fund voting for the election of its Board members can elect 100% of the Board of Glenmede Fund if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of Glenmede Fund. Glenmede Fund will not hold annual meetings of shareholders except as required by the 1940 Act, the next sentence and other applicable law. Glenmede Fund has undertaken that its Board will call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or members if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of Glenmede Fund. To the extent required by the undertaking, Glenmede Fund will assist shareholder communication in such matters.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Glenmede Fund shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of each Portfolio or class affected by the matter. A Portfolio or class is affected by a matter unless it is clear that the interests of each Portfolio or class in the matter are substantially identical or that the matter does not affect any interest of the Portfolio or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Portfolio only if approved by a majority of the outstanding shares of such Portfolio. However, the Rule also provides that the ratification of independent public accountants and the election of directors may be effectively acted upon by shareholders of Glenmede Fund voting without regard to particular Portfolios.

     Notwithstanding any provision of Maryland law requiring a greater vote of the Fund's common stock (or of the shares of a Portfolio or class voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above) or by Glenmede Fund's Articles of Amendment and Restatement, Glenmede Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of Glenmede Fund entitled to vote thereon.

     At November 30, 1997, the Advisor was the record owner of substantially all of the outstanding shares of each Portfolio.


DISTRIBUTOR

     ICC Distributors, Inc., P.O. Box 7558, Portland, Maine, 04101, serves as Glenmede Fund's distributor.


CUSTODIAN

     The Chase Manhattan Bank, N.A., Brooklyn, New York, serves as the custodian of Glenmede Fund's assets.


TRANSFER AGENT

     ICC, One South Street, Baltimore, Maryland 21202, acts as Glenmede Fund's transfer agent.


INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand L.L.P., serves as independent accountants for Glenmede Fund and will audit its financial statements annually.


REPORTS

     Shareholders receive unaudited semi-annual financial statements and audited annual financial statements.


COUNSEL

     Drinker Biddle & Reath LLP, Philadelphia, Pennsylvania, serves as counsel to Glenmede Fund.

                             --------------------

     Shareholder inquiries regarding the Portfolios should be addressed to Glenmede Fund at the address or telephone number stated on the cover page.

     Shareholder inquiries regarding Institutional Shares of the Small Capitalization Equity Portfolio should be addressed to Glenmede Fund at the address or telephone number stated on the cover page.

                          BOARD MEMBERS AND OFFICERS

     The business and affairs of Glenmede Fund are managed under the direction of its Board. The following is a list of the Board members and officers of Glenmede Fund and a brief statement of their principal occupations during the past five years:



        Name and Address            Age                 Principal Occupation During Past Five Years
--------------------------------   -----   --------------------------------------------------------------------
H. Franklin Allen, Ph.D.           42      Director of Glenmede Fund; Trustee of The Glenmede Portfolios;
Finance Department                         Nippon Life Professor of Finance and Economics; Professor of
The Wharton School                         Finance and Economics from 1990-1996; Vice Dean and Director of
University of Pennsylvania                 Wharton Doctoral Programs from 1990-1993. He has been employed
Philadelphia, PA 19104-6367                by The University of Pennsylvania since 1980.

Willard S. Boothby, Jr.            76      Director of Glenmede Fund; Trustee of The Glenmede Portfolios;
600 East Gravers Lane                      Director, Penn Engineering & Manufacturing Corp.; Former Director
Wyndmoor, PA 19118                         of Georgia-Pacific Corp.; Former Managing Director of PaineWebber,
                                           Inc.

John W. Church, Jr.*               65      Chairman and Director of Glenmede Fund; Chairman and Trustee of
44 Wistar Road                             The Glenmede Portfolios; Retired, formerly the Executive Vice
Villanova, PA 19085                        President and Chief Investment Officer of The Glenmede Trust
                                           Company. Mr. Church was employed by The Glenmede Trust
                                           Company from 1979-1997.

Francis J. Palamara                73      Director of Glenmede Fund; Trustee of The Glenmede Portfolios;
P.O. Box 44024                             Trustee of Gintel Fund; Director of XTRA Corporation; Former
Phoenix, AZ 85064-4024                     Executive Vice President--Finance of ARAMARK, Inc.

G. Thompson Pew, Jr.*              56      Director of Glenmede Fund; Trustee of The Glenmede Portfolios;
310 Caversham Road                         Director of The Glenmede Trust Company; Former Director of
Bryn Mawr, PA 19010                        Brown & Glenmede Holdings, Inc.; Former Co-Director, Principal
                                           and Officer of Philadelphia Investment Banking Co.; Former Director
                                           and Officer of Valley Forge Administrative Services Company.

Mary Ann B. Wirts                  47      President of Glenmede Fund; First Vice President and Manager of
One Liberty Place                          The Fixed Income Division of The Glenmede Trust Company. She
1650 Market Street, Suite 1200             has been employed by The Glenmede Trust Company since 1982.
Philadelphia, PA 19103

Kimberly C. Osborne                32      Executive Vice President of Glenmede Fund; Vice President of The
One Liberty Place                          Glenmede Trust Company. She has been employed by The Glenmede
1650 Market Street, Suite 1200             Trust Company since 1993. From 1992-1993, she was a Client
Philadelphia, PA 19103                     Service Manager with Mutual Funds Service Company and from
                                           1987-1992, a Client Administrator with The Vanguard Group, Inc.

Michael P. Malloy                  39      Secretary of Glenmede Fund; Partner in the law firm of Drinker
Philadelphia National Bank                 Biddle & Reath LLP.
Building
1345 Chestnut Street
Philadelphia, PA 19107-3496

Edward J. Veilleux                 55      Assistant Secretary of Glenmede Fund; Principal, BT Alex. Brown
One South Street                           Inc.; Executive Vice President of ICC.
Baltimore, MD 21202

Joseph A. Finelli                  41      Treasurer of Glenmede Fund. He has been a Vice President of B.T.
One South Street                           Alex. Brown Inc. since 1995. Prior thereto, he was Vice President
Baltimore, MD 21202                        and Treasurer of The Delaware Group.

------------
*Board members Church and Pew are "interested persons" of Glenmede Fund as that term is defined in the 1940 Act.

     For additional information concerning remuneration of Board members see "Management of the Funds" in the SAI.

                            THE GLENMEDE FUND, INC.
                  One South Street, Baltimore, Maryland 21202
===============================================================================

                                  Prospectus

                             Dated January 1, 1998
                        (as revised September 10, 1998)

Investment Advisor                       Administrator and Transfer Agent


The Glenmede Trust Company               Investment Company Capital Corp.
One Liberty Place                        One South Street
1650 Market Street, Suite 1200           Baltimore, Maryland 21202
Philadelphia, PA 19103
                                         Distributor


                                         ICC Distributors, Inc.
                                         P.O. Box 7558
                                         Portland, Maine 04101

--------------------------------------------------------------------------------

                               Table of Contents


                                                         Page
                                                        -----
   Expenses of the Portfolios .......................      2
   Financial Highlights .............................      3
   Performance Calculations .........................      7
   Investment Policies and Risk Factors .............      7
   Common Investment Policies and Risk
     Factors ........................................     11
   Purchase of Shares ...............................     13
   Redemption of Shares .............................     13
   Additional Information on the Purchase and
     Redemption of Shares of the Portfolios .........     13
   Valuation of Shares ..............................     13
   Dividends, Capital Gains Distributions and
     Taxes ..........................................     14
   Investment Advisor ...............................     16
    Administrative, Transfer Agency and Divi-
     dend Paying Services ...........................     16
   Shareholder Servicing Plan .......................     17
   Investment Limitations ...........................     17
   General Information ..............................     18
   Board Members and Officers .......................     20

No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in Glenmede Fund's Statement of Additional Information, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by Glenmede Fund or its Distributor. This Prospectus does not constitute an offering by Glenmede Fund or the Distributor in any jurisdiction in which such offering may not lawfully be made.

                             THE GLENMEDE FUND, INC.
                             THE GLENMEDE PORTFOLIOS
                                 (800) 442-8299

                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 2, 1998
                         (as revised September 10, 1998)


         This Statement of Additional Information is not a prospectus but should be read in conjunction with The Glenmede Fund, Inc.'s ("Glenmede Fund") and The Glenmede Portfolios' ("Glenmede Portfolios" and collectively with Glenmede Fund, the "Funds") Prospectuses dated January 1, 1998 and March 2, 1998, as amended or supplemented from time to time (the "Prospectuses"). This Statement of Additional Information is for the Government Cash, Tax-Exempt Cash, Core Fixed Income, International, Tax Managed Equity, Small Capitalization Equity, Large Cap Value, Muni Intermediate and New Jersey Muni Portfolios. To obtain any of the Prospectuses, please call the Funds at the above telephone number.

         Capitalized terms used in this Statement of Additional Information and not otherwise defined have the same meanings given to them in the Funds' Prospectuses.

     .                          Table of Contents                     Page

THE FUNDS...............................................................1
INVESTMENT OBJECTIVES AND POLICIES......................................1
PURCHASE OF SHARES......................................................5
REDEMPTION OF SHARES....................................................5
SHAREHOLDER SERVICES....................................................6
PORTFOLIO TURNOVER......................................................6
INVESTMENT LIMITATIONS..................................................6
MANAGEMENT OF THE FUNDS................................................10
INVESTMENT ADVISORY AND OTHER SERVICES.................................11
DISTRIBUTOR............................................................13
PORTFOLIO TRANSACTIONS.................................................13
ADDITIONAL INFORMATION CONCERNING TAXES................................14
PERFORMANCE CALCULATIONS...............................................25
GENERAL INFORMATION....................................................30
FINANCIAL STATEMENTS...................................................30
OTHER INFORMATION......................................................31
APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS.....................A-1

                                    THE FUNDS

         On February 27, 1997, the Model Equity Portfolio changed its name to the Large Cap Value Portfolio. On September 25, 1997, the Intermediate Government Portfolio changed its name to the Core Fixed Income Portfolio. On August 20, 1998, the Equity Portfolio changed its name to the Tax Managed Equity Portfolio. References in this Statement of Additional Information are to a Portfolio's current name.

         On March 1, 1991 the Small Capitalization Equity Portfolio commenced operations offering a single class of shares. On January 1, 1998 the Small Capitalization Portfolio began to offer a second class of shares known as "Institutional Shares." The original class of shares has been designated as "Advisor Shares." Historical information concerning expenses and performance prior to January 1, 1998 is that of the Advisor Shares.

                       INVESTMENT OBJECTIVES AND POLICIES

         The following policies supplement the investment objectives and policies set forth in the Funds' Prospectuses:

Repurchase Agreements

         Repurchase agreements that do not provide for payment to a Portfolio within seven days after notice without taking a reduced price are considered illiquid securities.

Forward Foreign Exchange Contracts

         The International Portfolio may enter into forward foreign exchange contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC such as the New York Mercantile Exchange. The International Portfolio would enter into foreign currency futures contracts solely for hedging or other appropriate investment purposes as defined in CFTC regulations.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward contract, the International Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

Securities Lending

         Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940 (the "1940 Act") or the rules and regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder. The Portfolios may, from time to time, pay negotiated fees in connection with the lending of securities.

Options on Securities and Securities Indices

         Purchasing Options. The Tax Managed Equity Portfolio may purchase put and call options on any securities in which it may invest or options on any securities index composed of securities in which it may invest. The Portfolio may also enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

         The Tax Managed Equity Portfolio will normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option entitles the Portfolio, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Tax Managed Equity Portfolio will ordinarily realize a gain if, during the option period, the value of such securities exceeds the sum of the exercise price, the premium paid and transaction costs; otherwise the Portfolio will realize either no gain or a loss on the purchase of the call option.

         The Tax Managed Equity Portfolio will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio or in securities in which it may invest.

         The purchase of a put option entitles the Portfolio, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of puts is designed to offset or hedge against a decline in the market value of the Portfolio's securities. Put options may also be purchased by the Portfolio for the purpose of affirmatively benefitting from a decline in the price of securities which it does not own. The Tax Managed Equity Portfolio will ordinarily realize a gain if, during the option period, the value of the underlying securities decreases below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Portfolio will realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options will tend to be offset by countervailing changes in the value of the underlying portfolio securities.

         The Tax Managed Equity Portfolio will purchase put and call options on securities indices for the same purposes as it will purchase options on individual securities.

         Writing Covered Options. The Tax Managed Equity Portfolio may write covered call and put options on any securities in which it may invest. A call option written by the Tax Managed Equity Portfolio obligates the Portfolio to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the Tax Managed Equity Portfolio will be covered, which means that the Portfolio will own the securities subject to the option as long as the option is outstanding or the Portfolio will use the other methods described below. The Portfolio's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Portfolio foregoes the opportunity to profit from an increase in the market price of the underlying security that exceeds the exercise price of the call option.

         A put option written by the Tax Managed Equity Portfolio obligates the Portfolio to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the Portfolio will be covered, which means that the Portfolio will segregate cash or liquid assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Portfolio. However, in return for the option premium, the Portfolio accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

         Call and put options written by the Tax Managed Equity Portfolio will also be considered to be covered to the extent that the Portfolio's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Portfolio.

         In addition, a written call option or put option may be covered by segregating cash or liquid assets, by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces the Portfolio's net exposure on its written option position.

         The Tax Managed Equity Portfolio may also write covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

         The Tax Managed Equity Portfolio may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration segregated by the Portfolio) upon conversion or exchange of other securities in its portfolio. The Portfolio may cover call and put options on a securities index by segregating cash or liquid assets with a value equal to the exercise price.

         The Tax Managed Equity Portfolio may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

         Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or option traded over-the-counter at any particular time. If the Tax Manged Equity Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised. Similarly, if the Portfolo is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of the underlying securities.

         Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (v) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         The Tax Managed Equity Portfolio may purchase and sell both options that are traded on U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission changes its position, the Portfolio will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities.

         The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of purchasing puts for hedging purposes depends in part on the Advisor's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

                               PURCHASE OF SHARES

         The purchase price of shares of each Portfolio is the net asset value next determined after receipt of the purchase order by the particular Fund.

         Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the particular Fund, and
(iii) to reduce or waive the minimum for initial and subsequent investments from time to time.

         At the discretion of the Funds, investors may be permitted to purchase Portfolio shares by transferring securities to the Portfolio that meet the Portfolios investment objectives and policies.

                              REDEMPTION OF SHARES

         Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and
(iii) for such other periods as the Commission may permit.

         No charge is made by any Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

                              SHAREHOLDER SERVICES

         Shareholders may transfer shares of the Portfolios to another person. An investor wishing to transfer shares should contact the Advisor.

                               PORTFOLIO TURNOVER

         The Portfolios will not normally engage in short-term trading, but reserve the right to do so. A high portfolio turnover rate can result in corresponding increases in brokerage commissions; however, the Advisor will not consider turnover rate a limiting factor in making investment decisions consistent with that Portfolio's investment objectives and policies. The Portfolios' portfolio turnover rates for each of the past fiscal years are set forth under "Financial Highlights" in the Funds' Prospectuses. Changes in the Portfolios' turnover rates were due to market fluctuations and investment opportunities.

                             INVESTMENT LIMITATIONS

         Each Portfolio is subject to the following restrictions. The numbered restrictions are fundamental policies and may not be changed without the approval of the lesser of: (1) 67% of the voting securities of the affected Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the affected Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the affected Portfolio. Each Portfolio will not:


         (1) invest in commodities or commodity contracts, except that each Portfolio may invest in futures contracts and options;

         (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

         (3) make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in investment limitation (9) below, and money market instruments, including bankers acceptances and commercial paper, and selling securities on a when issued, delayed settlement or forward delivery basis) which are publicly or privately distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

         (4) purchase on margin or sell short, except as specified above in investment limitation (1);

         (5) purchase more than 10% of any class of the outstanding voting securities of any issuer;

         (6) issue senior securities, except that a Portfolio may borrow money in accordance with investment limitation (7) below, purchase securities on a when issued, delayed settlement or forward delivery basis and enter into reverse repurchase agreements;

         (7) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 10% of its total assets at the time of the borrowing (entering into reverse repurchase agreements and purchasing securities on a when issued, delayed settlement or forward delivery basis are not subject to this investment limitation);

         (8) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in the Prospectus and this Statement of Additional Information and in connection with entering into futures contracts, but the deposit of assets in a segregated account in connection with the writing of covered put and call options and the purchase of securities on a when issued, delayed settlement or forward delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of a Portfolio's assets or the purchase of any securities on margin for purposes of this investment limitation;

         (9) underwrite the securities of other issuers or invest more than an aggregate of 10% of the total assets of the Portfolio, at the time of purchase, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements which have maturities of more than seven days;

         (10) invest for the purpose of exercising control over management of any company;

         (11) invest its assets in securities of any investment company, except in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act;

         (12) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities, or instruments issued by U.S. banks; and

         (13) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

         Each Portfolio, with the exception of the Muni Intermediate and New Jersey Muni Portfolios, also will not:

         (1) with respect as to 75% of its total assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities).

         Pursuant to Rule 2a-7 under the 1940 Act, each of the Government Cash Portfolio and the Tax-Exempt Cash Portfolio may not invest more than 5% of its total assets in securities of any one issuer (other than U.S. Government securities, repurchase agreements collateralized by such obligations, certain money market fund securities and securities subject to certain guarantees which are issued by persons that, directly or indirectly, do not control and are not controlled by or under common control with the issuer). Each of these portfolios may, however, invest more than 5% of its total assets in First Tier Securities (as defined in Rule 2a-7) of a single issuer for a period of three business days after the purchase thereof. For the Government Cash Portfolio and the Tax-Exempt Cash Portfolio compliance with the diversification provisions of Rule 2a-7 under the 1940 Act will be deemed to be compliance with the diversification limitation in paragraph (1).

         Each of the Muni Intermediate and New Jersey Muni Portfolios is classified as a "non-diversified" investment company under the 1940 Act, which means the Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the securities of a single issuer. However, each Portfolio intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended, which generally will relieve the Portfolio of any liability for federal income tax to the extent its earnings are distributed to shareholders. In order to qualify as a regulated investment company for federal income tax purposes, the Portfolio generally will diversify its investments such that at the close of each quarter of the taxable year at least 50% of the value of its total assets will be represented by specified investments, provided that the Portfolio may not, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities).

         If a percentage restriction is adhered to at the time an investment is made, a later increase in percentage resulting from a change in value or assets will not constitute a violation of such restriction.

         With regard to limitation (11), the 1940 Act currently prohibits an investment company from acquiring securities of another investment company if, as a result of the transaction, the acquiring company and any company or companies controlled by it would own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the acquiring company, or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the acquired company) having an aggregate value in excess of 10% of the value of the total assets of the acquiring company. In addition to the advisory fees and other expenses that a Portfolio bears directly in connection with its own operations, as a shareholder of another investment company, such Portfolio would bear its "pro rata" portion of the other investment company's advisory fees and other expenses. Therefore, to the extent that a Portfolio is invested in shares of other investment companies, such Portfolio's shareholders will be subject to expenses of such other investment companies, in addition to expenses of the Portfolio.

         As a matter of policy which may be changed by the particular Fund's Board without shareholder approval, with respect to limitation (12), Portfolios other than the Government Cash Portfolio and the Tax-Exempt Cash Portfolio will not invest more than 25% of the value of their respective total assets in instruments issued by U.S. banks.

         In addition, with respect to investment limitation (12), (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transaction, electric and gas, electric and telephone will each be considered a separate industry.

         With regard to limitation (13), the purchase of securities of a corporation, a subsidiary of which has an interest in oil, gas or other mineral exploration or development programs shall not be deemed to be prohibited by the limitation.

                             MANAGEMENT OF THE FUNDS

         Each Fund's officers, under the supervision of the particular Board, manage the day-to-day operations of the Fund. The Board members set broad policies for each Fund and choose its officers. A list of the Board members and officers and a brief statement of their current positions and principal occupations during the past five years is set forth in the Funds' Prospectuses.

Remuneration of Board Members

         Glenmede Fund pays each Board member, other than officers of the Advisor, an annual fee of $8,000 plus $1,250 for each Board meeting attended and each Board Valuation Committee meeting attended (unless such meeting was held in conjunction with a Board meeting) and out-of-pocket expenses incurred in attending Board meetings. Glenmede Portfolios pays each Board member, other than officers of the Advisor, an annual fee of $1,000 per year and out-of-pocket expenses incurred in attending Board meetings. Officers of the Funds receive no compensation as officers from the Funds.

         Set forth in the table below is the compensation received by Board members for the fiscal year ended October 31, 1997.


                                                                       Pension or
                                                                       Retirement
                                 Aggregate          Aggregate          Benefits          Estimated
                                 Compensation       Compensation       Total             Annual          Total
                                 from               from               Part of           Benefits        Compensation
      Name of                    Glenmede           Glenmede           the Funds'        Upon            from the
  Person, Position               Fund               Portfolios         Expense           Retirement      Funds
  ----------------               ----               ----------         -------           ----------      -----

Dr. H. Franklin Allen, Ph.D.,   $15,459            $1,041             None               None            $16,500
  Director/Trustee

Willard S. Boothby, Jr.,        $14,196            $1,054             None               None            $15,250
  Director/Trustee

John W. Church, Jr.                None              None             None               None               None
  Director/Trustee

Francis J. Palamara,            $14,196            $1,054             None               None            $15,250
  Director/Trustee

G. Thompson Pew, Jr.,           $16,696            $1,054             None               None            $17,750
  Director/Trustee


                     INVESTMENT ADVISORY AND OTHER SERVICES

         The Advisor, The Glenmede Trust Company, is the wholly-owned subsidiary of The Glenmede Corporation (the "Corporation") whose shares are closely held by 76 shareholders. The Corporation has a nine person Board of Directors which, at September 30, 1997, collectively, owned 98.67% of the Corporation's voting shares and 37.80% of the Corporation's total outstanding shares. The members of the Board and their respective interests in the Corporation at September 30, 1997 are as follows:

The Glenmede Corporation                      Percent of           Percent of
Board of Directors                            Voting Shares       Total Shares
------------------                            -------------       ------------

Susan W. Catherwood.....................        10.83%               1.23%
Richard F. Pew..........................        10.83%               1.07%
Thomas W. Langfitt, M.D.................        11.07%               8.69%
Arthur E. Pew III.......................        10.83%               1.07%
J. Howard Pew, II.......................        10.83%               1.43%
J. N. Pew, III..........................        11.07%               5.45%
J. N. Pew, IV...........................        11.07%               1.43%
R. Anderson Pew.........................        11.07%               6.03%
Ethel Benson Wister.....................        11.07%              11.40%
                                                ------              ------
                                                98.67%              37.80%

         As noted in the Prospectuses, the Advisor does not receive any fee from the Government Cash, Tax-Exempt Cash, Core Fixed Income, International, Tax Managed Equity, Large Cap Value, Muni Intermediate and New Jersey Muni Portfolios for its investment services. Prior to January 1, 1998, the Advisor did not receive any fee from The Small Capitalization Equity Portfolio for its investment services. Effective January 1, 1998, the Advisor is entitled to receive a fee from the Small Capitalization Equity Portfolio for its investment services computed daily and payable monthly, at an annual rate of .55% of that Portfolio's average daily net assets. Additionally, all shareholders in the Portfolios are clients of the Advisor or an Affiliate and, as clients, pay fees which vary depending on the capacity in which the Advisor or Affiliate provides fiduciary and investment services to the particular client. Such services may include personal trust, estate settlement, advisory and custodian services. For example, for advisory services, the Advisor charges its clients up to 1% on the first $1 million of principal, .60% on the next $1 million of principal, .50% on the next $3 million of principal and .40% on the next $5 million of principal, with a minimum annual fee of $10,000. For accounts in excess of $10 million of principal, the fee would be determined by special analysis.

         Since July 1, 1995, administrative, transfer agency and dividend paying services have been provided to each of the Funds by ICC, pursuant to a Master Services Agreement between each of the Funds and ICC. See "Administrative, Transfer Agency and Dividend Paying Services" in the Prospectuses for information concerning the substantive provisions of each Master Services Agreement. For the fiscal year ended October 31, 1997, the Funds paid ICC fees of $178,351 for the Government Cash Portfolio, $99,450 for the Tax-Exempt Cash Portfolio, $101,654 for the Core Fixed Income Portfolio, $342,102 for the International Portfolio, $45,406 for the Tax Managed Equity Portfolio, $144,610 for the Small Capitalization Equity Portfolio, $24,893 for the Large Cap Value Portfolio, $7,183 for the Muni Intermediate Portfolio and $3,821 for the New Jersey Muni Portfolio.

         For the fiscal year ended October 31, 1996, the Funds paid ICC fees of $183,151 for the Government Cash Portfolio, $95,073 for the Tax-Exempt Cash Portfolio, $110,811 for the Core Fixed Income Portfolio, $216,069 for the International Portfolio, $33,415 for the Tax Managed Equity Portfolio, $101,413 for the Small Capitalization Equity Portfolio, $12,716 for the Large Cap Value Portfolio, $7,474 for the Muni Intermediate Portfolio and $2,571 for the New Jersey Muni Portfolio.

          For the period July 1, 1995 to October 31, 1995, the Funds paid ICC fees of $59,300 for the Government Cash Portfolio, $30,104 for the Tax-Exempt Cash Portfolio, $48,906 for the Core Fixed Income Portfolio, $55,781 for the International Portfolio, $11,445 for the Tax Managed Equity Portfolio, $24,932 for the Small Capitalization Equity Portfolio, $2,615 for the Large Cap Value Portfolio, $2,663 for the Muni Intermediate Portfolio and $808 for the New Jersey Muni Portfolio.

         From the close of business on May 6, 1994 to the close of business on June 30, 1995, administrative services were provided to each Fund by The Shareholder Services Group, Inc. ("TSSG"), pursuant to Administration Agreements. For the period November 1, 1994 to June 30, 1995, the Funds paid TSSG administrative fees of $238,455 for the Government Cash Portfolio, $126,195 for the Tax-Exempt Cash Portfolio, $193,903 for the Core Fixed Income Portfolio, $172,504 for the International Portfolio, $38,056 for the Tax Managed Equity Portfolio, $76,001 for the Small Capitalization Equity Portfolio, $11,371 for the Large Cap Value Portfolio, $11,012 for the Muni Intermediate Portfolio and $2,829 for the New Jersey Muni Portfolio.

         As described more fully in the Prospectuses, the Advisor provides shareholder support services to their clients who beneficially own shares of the Portfolios pursuant to a Shareholder Servicing Agreement ("Agreement") with each of the Funds. Shareholder servicing fees payable for the fiscal year ended October 31, 1997 for the Government Cash, Tax-Exempt Cash, Core

Fixed Income, Muni Intermediate, New Jersey Muni, Tax Managed Equity, International, Small Capitalization Equity and Large Cap Value Portfolios were $233,912, $130,408, $129,813, $9,418, $5,023, $59,674, $448,678, $189,976 and
$32,710, respectively.

         Shareholder servicing fees payable for the fiscal year ended October 31, 1996 for the Government Cash, Tax-Exempt Cash, Core Fixed Income, Muni Intermediate, New Jersey Muni, Tax Managed Equity, International, Small Capitalization Equity and Large Cap Value Portfolios were $226,624, $117,082, $136,249, $9,135, $3,168, $42,934, $265,082, $125,390 and $15,789, respectively.

         Shareholder servicing fees payable for the period January 1, 1995 to October 31, 1995 for the Government Cash, Tax-Exempt Cash, Core Fixed Income, Muni Intermediate, New Jersey Muni, Tax Managed Equity, International, Small Capitalization Equity and Large Cap Value Portfolios were $179,403, $88,295, $137,633, $7,721, $2,177, $29,441, $130,533, $ 61,932, and $7,699, respectively.

         Custody services are provided to each Portfolio by The Chase Manhattan Bank, N.A., Brooklyn, New York.

                                   DISTRIBUTOR

         Shares of the Funds are distributed continuously and are offered without a sales load by ICC Distributors, Inc. ("ICC Distributors"), pursuant to Distribution Agreements between the Funds and ICC Distributors. ICC Distributors receives no fee from the Funds for its distribution services.

                             PORTFOLIO TRANSACTIONS

         The Investment Advisory Agreements authorize the Advisor to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Portfolios and direct the Advisor to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. The Advisor may, however, consistent with the interests of a Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to a Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor under the Investment Advisory Agreements. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor to a Portfolio and the Advisor's other clients.

         During the fiscal year ended October 31, 1997, the Tax Managed Equity, International, Small Capitalization Equity and Large Cap Value Portfolios paid $80,102, $1,256,020, $592,458 and $171,033 in brokerage commissions, respectively. During the fiscal year ended October 31, 1996, the Tax Managed Equity, International, Small Capitalization Equity and Large Cap Value Portfolios paid $99,329, $726,803, $487,995 and $165,881 in brokerage commissions, respectively. During the fiscal year ended October 31, 1995, the Tax Managed Equity, International, Small Capitalization Equity and Large Cap Value Portfolios paid $157,547, $453,721, $343,683 and $165,103 in brokerage commissions, respectively.

         The Government Cash, Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios do not currently expect to incur any brokerage commission expense on transactions in their portfolio securities because debt instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

         Because shares of the Portfolios are not marketed through intermediary brokers or dealers, it is not the Funds' practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through such firms. However, the Advisor may place portfolio orders with qualified broker-dealers who refer clients to the Advisor.

         Some securities considered for investment by each Portfolio may also be appropriate for other clients served by the Advisor. If purchase or sale of securities is consistent with the investment policies of a Portfolio and one or more of these other clients served by the Advisor and is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Advisor. While in some cases this practice could have a detrimental effect on the price, value or quantity of the security as far as a Portfolio is concerned, in other cases it is believed to be beneficial to the Portfolios.

                     ADDITIONAL INFORMATION CONCERNING TAXES

         General. The following summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

         Each Portfolio is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a regulated investment company. Qualification as a regulated investment company under the Code requires, among other things, that each Portfolio distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its tax-exempt income (if any) net of certain deductions for a taxable year. In addition, each Portfolio must satisfy certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each Portfolio must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Portfolio's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Portfolio's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Portfolio from a partnership or trust is treated for this purpose as derived with respect to the Portfolio's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Portfolio in the same manner as by the partnership or trust.

         Any distribution of the excess of net long-term capital gain over net short-term capital loss is taxable to a shareholder as long-term capital gain, regardless of how long the shareholder has held the distributing Portfolio's shares and whether such distribution is received in cash or additional Portfolio shares. Each Portfolio will designate such distributions as capital gain dividends in a written notice mailed to shareholders within 60 days after the close of the Portfolio's taxable year. Shareholders should note that, upon the sale or exchange of Portfolio shares, if the shareholder has not held such shares for more than six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

         The maximum capital gains tax rate for individuals is 20% if the property was held for more than 12 months. Ordinary income of individuals is taxable at a maximum marginal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35% (although surtax provisions apply at certain income levels to result in marginal rates as high as 39%).

         The following Portfolios have available capital loss carryforwards to offset future net capital gains through the indicated expiration dates as follows:


                        Expiring        Expiring       Expiring       Expiring       Expiring      Expiring        Expiring
Portfolio               in 1999         in 2000        in 2001        in 2002        in 2003       in 2004         in 2005
---------               --------        --------       --------       --------       --------      --------        -------

Government Cash                -               -           $127         $1,000        $26,819             -          $7,815

Tax Exempt Cash          $18,922               -         19,079          8,905         27,815           $13               -

Core Fixed                     -               -              -      9,261,440              -             -               -
Income

Muni                           -            $656          4,787        215,936        549,436         2,107          42,723
Intermediate

New Jersey Muni                -               -              -         56,594         21,708        11,660               -

         If for any taxable year a Portfolio does not qualify for the special Federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to Federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (including amounts derived from interest on tax-exempt obligations in the case of the Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios) would be taxable as ordinary income to shareholders to the extent of the Portfolio's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

         Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios. As described in the Prospectus, these Portfolios are designed to provide investors with current tax-exempt interest income. Shares of the Portfolios would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, would not only fail to gain any additional benefit from each such Portfolio's dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Portfolios may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

         The percentage of total dividends paid by each Portfolio with respect to any taxable year which qualify as Federal exempt-interest dividends will be the same for all shareholders receiving dividends for such year. In order for each Portfolio to pay exempt-interest dividends with respect to any taxable year, at the close of each quarter of its taxable year at least 50% of the aggregate value of each Portfolio's assets must consist of exempt-interest obligations. After the close of its taxable year, each Portfolio will notify its shareholders of the portion of the dividends paid by it which constitutes an exempt-interest dividend with respect to such year. However, the aggregate amount of dividends so designated by each Portfolio cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the particular Portfolio for the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

         Interest on indebtedness incurred by a shareholder to purchase or carry such a Portfolio's shares generally is not deductible for Federal income tax purposes if the Portfolio distributes exempt-interest dividends during the shareholder's taxable year.

         While each Portfolio will seek to invest substantially all of its assets in tax-exempt obligations (except on a temporary basis or for temporary defensive periods), any investment company taxable income earned by a Portfolio will be distributed. In general, each Portfolio's investment company taxable income will be its taxable income (including taxable interest received from temporary investments and any net short-term capital gains realized by a Portfolio) subject to certain adjustments and excluding the excess of any net long-term capital gains for the taxable year over the net short-term capital loss, if any, for such year.

         Federal Taxation of Certain Financial Instruments. Generally, certain foreign currency contracts entered into and held by the International Portfolio at the close of the Fund's taxable year may be treated for Federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and sixty percent of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Portfolio holds the foreign currency contract ("the 40-60 rule"). To receive such Federal income tax treatment, a foreign currency contract must meet the following conditions:
(1) the contract must require delivery of , or the settlement of the contract must depend on the value of, a foreign currency of a type in which regulated futures contracts are traded; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The amount of any capital gain or loss actually realized by the Portfolio in a subsequent sale or other disposition of those foreign currency contracts will be adjusted to reflect any capital gain or loss taken into account by the Portfolio in a prior year as a result of the constructive sale of the contracts. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury has not issued any such regulations. Other foreign currency contracts entered into by the International Portfolio may result in the creation of one or more straddles for Federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

         Special rules govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations under which certain transactions that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a Portfolio which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts the International Portfolio may make or enter into will be subject to the special currency rules described above.

         Options. When the Tax Managed Equity Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included as a deferred credit in the liability section of the Portfolio's statement of assets and liabilities. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale price, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Tax Managed Equity Portfolio may deliver the underlying security from its portfolio and purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Portfolio will realize a gain or loss. Premiums from expired call options written by the Portfolio and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are treated as short-term capital losses.

Special Considerations Regarding Investment In Pennsylvania Municipal
Obligations.

         The concentration of investments in Pennsylvania Municipal Obligations by the Muni Intermediate Portfolio raises special investment considerations. In particular, changes in the economic condition and governmental policies of the Commonwealth of Pennsylvania and its municipalities could adversely affect the value of the Portfolio and its portfolio securities. This section briefly describes current economic trends in Pennsylvania.

         Pennsylvania's economy historically has been dependent on heavy industry although recent declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy. Recent sources of economic growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions. Agriculture continues to be an important component of the Commonwealth's economic structure, with nearly one-third of the Commonwealth's total land area devoted to cropland, pasture and farm woodlands.

         The Commonwealth utilizes the fund method of accounting and over 120 funds have been established for purposes of recording receipts and disbursements of the Commonwealth, of which the General Fund is the largest. Most of the Commonwealth's operating and administrative expenses are payable from the General Fund. The major tax sources for the General Fund are the sales tax, the personal income tax and the corporate net income tax. Major expenditures of the Commonwealth include funding for education, public health and welfare, transportation, and economic development.

         The constitution of the Commonwealth provides that operating budget appropriations of the Commonwealth may not exceed the estimated revenues and available surplus in the fiscal year for which funds are appropriated.
Annual budgets are enacted for the General Fund and for certain special revenue funds which together represent the majority of expenditures of the Commonwealth. Although the balance in the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending decreases have resulted in surpluses the last four years; as of June 30, 1996, the General Fund had a surplus of $635.2 million.

         Current constitutional provisions permit the Commonwealth to issue the following types of debt: (i) electorate approved debt, (ii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, (iii) tax anticipation notes payable in the fiscal year of issuance and (iv) debt to suppress insurrection or rehabilitate areas affected by disaster. Certain state-created agencies issue debt supported by assets of, or revenues derived from, the various projects financed and the debt of such agencies is not an obligation of the Commonwealth although some of the agencies are indirectly dependent on Commonwealth appropriations.

         Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations including suits relating to the following matters: (a) the ACLU has filed suit in federal court demanding additional funding for child welfare services; the Commonwealth settled a similar suit in the Commonwealth Court of Pennsylvania and is seeking the dismissal of the federal suit, inter alia, because of that settlement; after its earlier denial was reversed by the Third Circuit Court of Appeals, the district court granted class certification to the ACLU, and the parties are proceeding with discovery (no available estimates of potential liability); (b) in 1987, the Supreme Court of Pennsylvania held that the statutory scheme for county funding of the judicial system to be in conflict with the constitution of the Commonwealth, but stayed judgment pending enactment by the legislature of funding consistent with the opinion; a special master appointed by the Court submitted an implementation plan in 1997, recommending a four phase transition to state funding of a unified judicial system; the special master recommended that the implementation of the phase should be effective July 1, 1998, with the completion of the final phase early next century; objections to the Special Master's report were due by September 1, 1997; the General Assembly has yet to consider legislation implementing the Court's judgment; (c) Envirotest/Synterra Partners ("Envirotest") filed suit against the Commonwealth asserting that it sustained damages in excess of $350 million as a result of investments it made in reliance on a contract to conduct emissions testing before the emissions testing program was suspended. Envirotest has entered into a Settlement Agreement resolve to which Envirotest's claims that will say Environtest a conditional sum of $195 million over four years; (d) in litigation brought by the Pennsylvania Human Relations Commission to remedy unintentional conditions of segregation in the Philadelphia public schools, the School District of Philadelphia filed a third-party complaint against the Commonwealth asking the Commonwealth Court to require the Commonwealth to supply funding necessary for the District to comply with orders of the court; the Commonwealth Court found that the School District was entitled to receive an additional $45.1 million for the 1996-97 school year, but the Pennsylvania Supreme Court vacated this decision in September 1996; pursuant to the Court's orders, the parties have briefed certain issues, but oral argument has not yet been scheduled (no available estimate of potential liability); (e) in February 1997, five residents of the City of Philadelphia, joined by the City, the School District and Others, filed a civil action in the Commonwealth Court for declaratory judgment against the Commonwealth and certain Commonwealth officers and officials that the defendants had failed to provide an adequate quality of education in Philadelphia, as required by the Pennsylvania Constitution; after preliminary objections and briefs were filed, the Court heard oral argument en banc in September 1997, and has taken the matter under advisement (no available estimate of potential liability); (f) in April 1995, the Commonwealth reached a settlement agreement with Fidelity Bank and certain other banks with respect to the constitutional validity of the Amended Bank Shares Act and related legislation; although this settlement agreement did not require expenditure of Commonwealth funds, the petitions of other banks are currently pending with the Commonwealth Court (no available estimate of potential liability); and (g) suit has been filed in state court against the State Employees' Retirement Board claiming that the use of gender distinct actuarial factors to compute benefits received before August 1, 1983 violates the Pennsylvania Constitution (gender-neutral factors have been used since August 1, 1983, the date on which the U.S. Supreme Court held in Arizona Governing Committee v. Norris that the use of such factors violated the Federal Constitution); in 1996, the Commonwealth Court heard oral argument en banc, and in 1997 denied the plaintiff's motion for judgment on the pleadings (no available estimate of potential liability).

         Local government units in the Commonwealth of Pennsylvania (which include, among other things, counties, cities, boroughs, towns, townships, school districts and other municipally created units such as industrial development authorities and municipality authorities, including water and sewer authorities) are permitted to issue debt for capital projects: (i) in any amount so long as the debt has been approved by the voters of the local government unit; or (ii) without electoral approval if the aggregate outstanding principal amount of debt of the local government unit is not in excess of 100% of its borrowing base (in the case of a school district of the first class), 300% of its borrowing base (in the case of a county) or 250% of its borrowing base (in the case of all other local government units); or (iii) without electoral approval and without regard to the limit described in (ii) in any amount in the case of certain subsidized debt and self-liquidating debt (defined to be debt with no claim on taxing power, secured solely by revenues from a specific source which have been projected to be sufficient to pay debt service on the related debt). Lease rental debt may also be issued, in which case the total debt limits described in section (ii) (taking into account all existing lease rental debt in addition to all other debt) are increased. The borrowing base for a local government unit is the average of total revenues for the three fiscal years preceding the borrowing. The risk of investing in debt issued by any particular local government unit depends, in the case of general obligation bonds secured by tax revenues, on the creditworthiness of that issuer or, in the case of revenue bonds, on the revenue producing ability of the project being financed, and not directly on the credit-worthiness of the Commonwealth of Pennsylvania as a whole.

         The City of Philadelphia (the "City") experienced a series of General Fund deficits for Fiscal Years 1988 through 1992 and, while its general financial situation has improved, the City is still seeking a long-term solution for its economic difficulties. The City has no legal authority to issue deficit reduction bonds on its own behalf, but state legislation has been enacted to create an Intergovernmental Cooperation Authority (the "Authority") to provide fiscal oversight for

Pennsylvania cities (primarily Philadelphia) suffering recurring financial difficulties. The Authority is broadly empowered to assist cities in avoiding defaults and eliminating deficits by encouraging the adoption of sound budgetary practices and issuing bonds. In order for the Authority to issue bonds on behalf of the City, the City and the Authority entered into an intergovernmental cooperative agreement providing the Authority with certain oversight powers with respect to the fiscal affairs of the City, and in recent years, the Authority has issued approximately $1.76 billion of Special Revenue Bonds on behalf of the City. The City currently is operating under a five year plan approved by the Authority in 1996, with technical amendments officially incorporated on July 18, 1996. The audited balance of the City's General Fund as of June 30, 1996 showed a surplus of approximately $118.5 million up from approximately $80.5 million as of June 30, 1995.

         The Authority's power to issue further bonds to finance capital projects or deficit expired on December 31, 1994. The Authority's power to issue debt to finance a cash flow deficit expired on December 31, 1996, and its ability to refund outstanding bonds is unrestricted. The Authority had approximately $1.1 billion in Special Revenue Bonds outstanding as of June 30, 1997.
         The foregoing information as to certain Pennsylvania risk factors constitutes only a brief summary, does not purport to be a complete description of Pennsylvania risk factors and is principally drawn from official statements relating to securities offerings of the Commonwealth of Pennsylvania that have come to the Funds' attention and were available as of the date of this Statement of Additional Information.

Special Considerations Regarding Investment in New Jersey Municipal Obligations

         The State of New Jersey (the "State") and its political subdivisions, agencies and public authorities are authorized to issue two general classes of indebtedness; general obligation bonds and revenue bonds. Both classes of bonds may be included in the New Jersey Muni Portfolio. The repayment of principal and interest on general obligation bonds is secured by the full faith and credit of the issuer, backed by the issuer's taxing authority, without recourse to any special project or source of revenue. Special obligation or revenue bonds may be repaid only from revenues received in connection with the project for which the bonds are issued, special excise taxes, or other special revenue sources and generally are issued by entities without taxing power. Neither the State of New Jersey nor any of its subdivisions is liable for the repayment of principal or interest on revenue bonds except to the extent stated in the preceding sentences.

         General obligation bonds of the state are repaid from revenues obtained through the state's general taxing authority. An inability to increase taxes may adversely affect the state's ability to authorize or repay debt.

         Public authorities, private non-profit corporations, agencies and similar entities of New Jersey ("Authorities") are established for a variety of beneficial purposes, including economic development, housing and mortgage financing, health care facilities and public transportation. The Authorities are not operating entities of the State of New Jersey, but are separate legal entities that are managed independently. The state oversees the Authorities by appointing the governing boards, designating management, and by significantly influencing operations. The Authorities are not subject to New Jersey constitutional restrictions on the incurrence of debt, applicable to the State of New Jersey itself, and may issue special obligation or private activity bonds in legislatively authorized amounts.

         An absence or reduction of revenue will affect a bond-issuing Authority's ability to repay debt on special obligation bonds and no assurance can be given that sufficient revenues will be obtained to make such payments, although in some instances repayment may be guaranteed or otherwise secured.

         Various Authorities have issued bonds for the construction of health care facilities, transportation facilities, office buildings and related facilities, housing facilities, pollution control facilities, water and sewerage facilities and power and electric facilities. Each of these facilities may incur different difficulties in meeting its debt repayment obligations. Hospital facilities, for example, are subject to changes in Medicare and Medicaid reimbursement regulations, attempts by Federal and state legislatures to limit the costs of health care and management's ability to complete construction projects on a timely basis as well as to maintain projected rates of occupancy and utilization. At any given time, there are several proposals pending on a Federal and state level concerning health care which may further affect a hospital's debt service obligation.

         Housing facilities may be subject to increases in operating costs, management's ability to maintain occupancy levels, rent restrictions and availability of Federal or state subsidies, while power and electric facilities may be subject to increased costs resulting from environmental restrictions, fluctuations in fuel costs, delays in licensing procedures and the general regulatory framework in which these facilities operate. All of these entities are constructed and operated under rigid regulatory guidelines.

         Some entities which financed facilities with proceeds of private activity bonds issued by the New Jersey Economic Development Authority, a major issuer of special obligation bonds, have defaulted on their debt service obligations. Because these special obligation bonds were repayable only from revenue received from the specific projects which they funded, the New Jersey Economic Development Authority was unable to repay the debt service to bondholders for such facilities. Each issue of special obligation bonds, however, depends on its own revenue for repayment, and thus these defaults should not affect the ability of the New Jersey Economic Development Authority to repay obligations on other bonds that it issues in the future.

         The state has experienced a gradual economic recovery since hitting a recessionary peak during 1992. Recently, the state's unemployment rate has fallen, and job growth has been experienced in several sectors of the state's economy. To the extent that any adverse conditions exist in the future which affect the obligor's ability to repay debt, the value of the Portfolio may be immediately and substantially affected.

         The following are cases presently pending or threatened in which the State has a potential for either a significant loss of revenue or a significant unanticipated expenditure: (i) several labor unions have challenged 1994 legislation mandating a revaluation of several public employee pension funds which resulted in a refund of millions of dollars in public employer contributions to the State and significant ongoing annual savings to the State;
(ii) several cases filed in the State courts challenged the basis on which recoveries of certain costs for residents in State psychiatric hospitals and other facilities are shared between the State Department of Human Services and the State's county governments, and certain counties are seeking the recovery from the Department of costs they have incurred for the maintenance of such residents; (iii) the County of Passaic and other parties have filed suit alleging the State violated a 1984 consent order concerning the construction of a resource recovery facility in that county; (iv) several Medicaid eligible children and the Association for Children of New Jersey have filed suit claiming the Medicaid reimbursement rates for services rendered to such children are inadequate under federal law; (v) a coalition of churches and church leaders in Hudson County have filed suit asserting the State-owned Liberty State Park in Jersey City violates environmental standards; (vi) representatives of the trucking industry have filed a constitutional challenge to annual hazardous and solid waste licensure renewal fees; (vii) the Education Law Center filed a motion compelling the State to close the spending gap between poor urban school districts and wealthy rural school districts; (viii) a group of insurance companies have filed a constitutional challenge to the challenge to the State's assessment of monies pursuant to the Fair Automobile Insurance Reform Act of 1990; (ix) a class action consisting of prisoners with serious mental disorders has been filed against officers of the Department of Corrections, alleging sex discrimination, violation of the Americans with Disabilities Act of 1990, and constitutional violations; (x) a class action has been brought in federal court challenging the State's method of determining the monthly needs of a spouse of an institutionalized person under the Medicare Catastrophic Act; (xi) several suits have been filed against the State in federal court alleging that the State committed securities fraud and environmental violations in the financing of a new Atlantic City highway and tunnel; (xii) a class action has been filed against the State alleging the State's breach of contract for not paying certain Medicare co-insurance and deductibles; and (xiii) an action has been filed challenging the State's issuance of bonds to fund the accrued liability in its pension funds under the Pension Bond Financing Act of 1997.

         Although the Portfolio generally intends to invest its assets primarily in New Jersey Municipal Obligations rated no lower than A, MIG2 or Prime-1 by Moody's or A SP-1 or A-1 by S&P, there can be no assurance that such ratings will remain in effect until the bond matures or is redeemed or will not be revised downward or withdrawn. Such a revision or withdrawal may have an adverse affect on the market price of such securities.

                            PERFORMANCE CALCULATIONS

         From time to time, the Government Cash Portfolio and the Tax-Exempt Cash Portfolio (the "Cash Portfolios"), may advertise or quote yield, effective yield or total return. The "yield" and "effective yield" of the Government Cash and Tax-Exempt Cash Portfolios, and the "tax-equivalent yield" of the Tax-Exempt Cash Portfolio, are calculated according to formulas prescribed by the Commission. The standardized seven-day yield of each of these Portfolios is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Portfolio having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in the Cash Portfolios includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares, net of all fees, other than nonrecurring account or sales charges, that are charged by the Fund to all shareholder accounts in proportion to the length of the base period and the Portfolio's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. An effective annualized yield for the Cash Portfolios may be computed by compounding the unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

         The Tax-Exempt Cash Portfolio's "7-day tax-equivalent yield" may be computed by dividing the tax-exempt portion of the Portfolio's yield (calculated as above) by one minus a stated Federal income tax rate and adding the product to that portion, if any, of the Portfolio's yield that is not tax-exempt. The Tax-Exempt Cash Portfolio's tax-equivalent yield, and the Cash Portfolios' yield and effective yield, do not reflect any fees charged by the Advisor to its clients. See "Investment Advisor."

         Set forth below is an example, for purposes of illustration only, of the current yield calculations for each of the Cash Portfolios for the seven day period ended October 31, 1997.


                                                                 Government Cash                 Tax-Exempt
                                                                 Portfolio                       Cash Portfolio
                                                                 10/31/97                        10/31/97
                                                                 ---------------                 ----------
7-Day Yield (Net Change X 365/7 average net asset value)              5.56%                         3.52%
7-Day Effective Yield                                                 5.71%                         3.58%
7-Day Tax-Equivalent Yield                                            8.06%                         5.10%*

---------------------------------
* Assumes an effective Federal income tax rate of 31%

         The Commission yield of the Core Fixed Income Portfolio, Muni Intermediate Portfolio and the New Jersey Muni Portfolio for the 30-day period ended October 31, 1997 was 7.22%, 4.75% and 4.22%, respectively. These yields were calculated by dividing the net investment income per share (as described below) earned by the Portfolio during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Portfolio's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                                                         6
                                 Yield   =   2 [( a-b + 1)  - 1]
                                                  ---
                                                  cd

               Where:  a   =  dividends and interest earned during the period.

                       b   =  expenses accrued for the period net of
                              reimbursements.

                       c   =  the average daily number of shares
                              outstanding during the period that
                              were entitled to receive dividends.

                       d   =  maximum offering price per share on the last
                              day of the period.

         For the purpose of determining net investment income earned during the period (variable "a" in the formula), interest earned on any debt obligations held by the Core Fixed Income, Muni Intermediate or New Jersey Muni Portfolios is calculated by computing the yield to maturity of each obligation held by the Portfolio based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the particular Portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

         Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter. The Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios' yields do not reflect any fees charged by the Advisor or an Affiliate to its clients. See "Investment Advisor."

         The Muni Intermediate and New Jersey Muni Portfolios' "tax-equivalent" yield is computed by dividing the portion of the yield that is exempt from Federal and/or State income taxes by one minus a stated Federal income tax rate and/or the State income tax rate and by adding that figure to that portion, if any, of the yield that is not tax-exempt. The 30 day tax-equivalent yield for the Muni Intermediate Portfolio and New Jersey Portfolio for the 30-day period ended October 31, 1997 was 7.18% and 6.65%, respectively (assuming a marginal Federal income tax rate of 31% and marginal Pennsylvania and New Jersey income tax rates of 2.80 and 5.525%, respectively).

         The Core Fixed Income, Tax Managed Equity, International, Small Capitalization Equity, Muni Intermediate, New Jersey Muni and Large Cap Value Portfolios each compute their respective average annual total returns separately for each class by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                                     1/n
                              T     =        [( ERV )    - 1]
                                                ---
                                                 P
                      Where:  T     =        average annual total return.

                             ERV    =        ending redeemable value
                                             at the end of the period
                                             covered by the computation
                                             of a hypothetical $1,000
                                             payment made at the
                                             beginning of the period.

                              P     =        hypothetical initial payment of
                                             $1,000.

                              n     =        period covered by the
                                             computation, expressed in
                                             terms of years.

         The Core Fixed Income, Tax Managed Equity, International, Small Capitalization Equity, Muni Intermediate, New Jersey Muni and Large Cap Value Portfolios compute their aggregate total returns separately for each class by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                              T      =      [(  ERV  ) - 1]
                                                ---
                                                 P

         The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. Each Portfolio's average annual total return and aggregate total return do not reflect any fees charged by the Advisor to its clients. See "Investment Advisor."

         As of January 1, 1998, the Small Capitalization Equity Portfolio began to offer Institutional Shares. Institutional Shares are subject to an annual
 .05% fee payable pursuant to the Amended and Restated Shareholder Servicing Plan ("Shareholder Servicing Fee"). Prior to January 1, 1998, the Small
Capitalization Equity Portfolio did not have an advisory fee and Advisor Shares had a .05% Shareholder Servicing Fee. Performance of the Institutional Shares prior to January 1, 1998 is represented by performance of the Advisor Shares.

         Set forth below are the average annual total return figures for the Core Fixed Income, Tax Managed Equity, International, Small Capitalization Equity, Muni Intermediate, Large Cap Value and New Jersey Muni Portfolios since inception and for the one year and five year periods ended October 31, 1997.

                                         Tax                            Small
                          Core Fixed     Managed                        Capitalization        Muni
                          Income         Equity      International      Equity                Intermediate
                          Portfolio      Portfolio   Portfolio          Portfolio             Portfolio
                          ---------      ---------   ---------          ---------             ---------
                                                                   Advisor  Institutional
                                                                   Shares      Shares
                                                                   ------      ------
1 Year Ended 10/31/97         8.63%         36.39%      16.35%        41.80%     N/A             6.69%
5 Years Ended 10/31/97        6.65%         20.71%      15.98%        22.83%     N/A             5.97%
Inception to 10/31/97         8.55%         15.79%      11.61%        19.05%     N/A             5.65%

                           Large Cap     New
                           Value         Jersey Muni
                           Portfolio     Portfolio
                           ---------     ---------

1 Year Ended 10/31/97        36.55%          6.90%
Inception to 10/31/97        18.44%          4.62%

Inception Dates:
Core Fixed Income Portfolio..................................     11/17/88
Tax Managed Equity Portfolio.................................     07/20/89
International Portfolio......................................     11/17/88
Small Capitalization Equity Portfolio........................     03/01/91
Muni Intermediate Portfolio..................................     06/05/92
Large Cap Value Portfolio....................................     12/31/92
New Jersey Muni Portfolio....................................     11/01/93

         Set forth below are the aggregate total return figures for the Core Fixed Income, Tax Managed Equity, International, Small Capitalization Equity, Muni Intermediate, Large Cap Value and New Jersey Muni Portfolios from inception to October 31, 1997.

Portfolio                                     Inception Date                Aggregate Total Return
---------                                     --------------                ----------------------
Core Fixed Income                                11/17/88                           108.50%
Tax Managed Equity                               07/20/89                           236.96%
International                                    11/17/88                           167.39%
Small Capitalization Equity                      03/01/91                          219.93%1
Muni Intermediate                                06/05/92                            34.65%
Large Cap Value                                  12/31/92                           126.25%
New Jersey Muni                                  11/01/93                            19.73%

1  Represents performance of Advisor Shares.

                               GENERAL INFORMATION

Dividends and Capital Gains Distributions

         Each Portfolio's policy is to distribute substantially all of its net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus). As set forth in the Prospectuses, the Government Cash and the Tax-Exempt Cash Portfolios declare dividends daily and normally distribute substantially all of their net investment income to shareholders monthly; the International, Tax Managed Equity, Small Capitalization Equity and Large Cap Value Portfolios normally distribute substantially all of their net investment income to shareholders in the form of a quarterly dividend and the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios normally distribute substantially all of their net investment income to shareholders in the form of a monthly dividend. If any net capital gains are realized by a Portfolio, that Portfolio normally distributes such gains at least once a year. The amounts of any income dividends or capital gains distributions for a Portfolio cannot be predicted.

         Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

Certain Record Holders

         As of January 31, 1998, the Advisor held of record substantially all of the outstanding shares of each Portfolio. For more information about the Advisor, see "Investment Advisor" in the Prospectus. As of January 31, 1998 the directors/trustees and officers of the Funds collectively owned less than 1% of the outstanding shares of each of the Funds' Portfolios.

                              FINANCIAL STATEMENTS

         The Funds' Financial Statements for the Government Cash, Tax-Exempt Cash, Core Fixed Income, International, Tax Managed Equity, Small Capitalization Equity, Large Cap Value, Muni Intermediate and New Jersey Muni Portfolios for the year ended October 31, 1997 and the financial highlights for each of the respective periods presented, appearing in the 1997 Annual Report to Shareholders, and the reports thereon of Coopers & Lybrand L.L.P., the Funds' independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. No other parts of the 1997 Annual Report to Shareholder are incorporated herein.

                                OTHER INFORMATION

         The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the Commission under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

         Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference

                APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS

I.  Description of Bond Ratings

         Excerpts from Moody's description of its highest bond ratings: Aaa -- judged to be the best quality; carry the smallest degree of investment risk; Aa -- judged to be of high quality by all standards; A -- judged to be of upper medium quality; factors giving security to principal and interest considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa -- judged to be of medium quality; lacking outstanding investment characteristics and in fact having speculative characteristics.

         Excerpts from S&P description of its highest bond ratings: AAA -- highest grade obligations; indicates an extremely strong capacity to pay interest and repay principal; AA -- also qualify as high grade obligations; indicates a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree; A -- qualifies as upper medium grade obligations; have strong capacity to pay interest and repay principal, although somewhat more susceptible to adverse effects of change in circumstances and economic conditions than higher rated bonds; BBB -- indicates adequate capacity to pay interest and repay principal, although adverse economic conditions are likely to weaken such capacity.

         Description of Moody's ratings of state and municipal notes: Moody's ratings for state and municipal notes, other short-term obligations and variable rate demand obligations are as follows: MIG-1/VMIG-1 -- Best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing; MIG-2/VMIG-2 -- High quality with margins of protection ample although not so large as in the preceding group.

         Description of Moody's highest commercial paper rating: Prime-1 ("P-1") -- judged to be of the best quality. Issuers rated P-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

         Excerpt from S&P rating of municipal note issues: SP-1+ -- overwhelming capacity to pay principal and interest; SP-1 -- very strong or strong capacity to pay principal and interest.

         Description of S&P highest commercial papers ratings: A-1+ -- this designation indicates the degree of safety regarding timely payment is overwhelming. A-1 -- this designation indicates the degree of safety regarding timely payment is either overwhelming or very strong.

II. Description of Mortgage-Backed Securities

         Mortgage-Related Securities. The Core Fixed Income Portfolio may purchase mortgage-backed securities that are secured by entities such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage-backed security varies with the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

III.     Description of Asset-Backed Securities

         Asset-Backed Securities. The Core Fixed Income Portfolio may invest in asset-backed securities. Asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

         The purchase of asset-backed securities may raise considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in the respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most of such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder.

IV.  Description of U.S. Government Securities and Certain Other Securities

         The term "U.S. Government securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

         U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored enterprises or instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, an investor must look principally to the agency, enterprise or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency, enterprise or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export Import Bank, Farmers Home Administration, Federal Financing Bank and others. Certain agencies, enterprises and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies, enterprises and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies, enterprises and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. Government.

         Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority.

         An instrumentality of the U.S. Government is a Government agency organized under Federal charter with Government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Overseas Private Investment Corporation, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal National Mortgage Association.

         International institutions that issue securities which the Core Fixed Income Portfolio may purchase include the Asian Development Bank, Inter-American Development Bank and the International Bank for Reconstruction and Development (the "World Bank").

V.  Description of Municipal Obligations

         Municipal Obligations generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal Obligations may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loan to other public institutions and facilities.

         The two principal classifications of Municipal Obligations are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Tax-Exempt Cash Portfolio may also invest in tax-exempt industrial development bonds, short-term municipal obligations (rated SP-1+ or SP-1 by S&P or MIG-1/VMIG-1 by Moody's), project notes, demand notes and tax-exempt commercial paper (rated A-1+ or A-1 by S&P or P-1 by Moody's), and municipal bonds with a remaining effective maturity of 13 months or less (rated AA or better by S&P or Aa or better by Moody's).

         Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and Short-Term Discount Notes. Project Notes are instruments guaranteed by the Department of Housing and Urban Development but issued by a state or local housing agency. While the issuing agency has the primary obligation on Project Notes, they are also secured by the full faith and credit of the United States.

         Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Note obligations with demand or put options may have a stated maturity in excess of 13 months, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay in its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. The demand notes in which the Tax-Exempt Cash Portfolio will invest are payable on not more than thirteen months notice.

         The yields of Municipal Obligations depend on, among other things, general money market conditions, conditions in the Municipal Obligation market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's and S&P represent their opinions of the quality of the Municipal Obligations rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields, while Municipal Obligations of the same maturity and coupon, but with different ratings may have the same yield. It will be the responsibility of the Advisor to appraise independently the fundamental quality of the bonds held by the Tax-Exempt Cash Portfolio.

         Municipal Obligations are sometimes purchased on a "when issued" basis, which means the buyer has committed to purchase certain specified securities at an agreed upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment cancelled.

         From time to time proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Obligations. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios to achieve their investment objectives. In that event the Funds' Board members and officers would reevaluate the Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios' investment objectives and policies and consider recommending to their shareholders changes in such objectives and policies.

VI.  Foreign Investments

         Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Because the stocks of foreign companies are frequently denominated in foreign currencies, and because the Tax Managed Equity, International, Small Capitalization Equity and Large Cap Value Portfolios may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Tax Managed Equity, International, Small Capitalization Equity and Large Cap Value Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the International Portfolio permit the Portfolio to enter into forward foreign currency exchange contracts in order to hedge the Portfolio's holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

         As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in foreign countries.

         Although the Tax Managed Equity, International, Small Capitalization Equity and Large Cap Value Portfolios will endeavor to achieve most favorable execution costs in its portfolio transactions, commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

         Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the foreign companies comprising the Tax Managed Equity, International, Small Capitalization Equity and Large Cap Value Portfolios.